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                                                                 EXHIBIT NO. 4.3

               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       of

                          CHEMICAL BANKING CORPORATION

                               Under Section 245

                                     of the

                General Corporation Law of the State of Delaware


                 We, Walter V. Shipley, Chairman, and John B. Wynne, Secretary, of Chemical Banking Corporation (the "Corporation") do hereby certify under the seal of the Corporation as follows:

                 First: The name of the Corporation is Chemical Banking Corporation; the Corporation was originally incorporated as Chemical New York Corporation.

                 Second: The Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware in Dover, Delaware, on the 28th day of October, 1968.

                 Third: This Amended and Restated Certificate of Incorporation was duly adopted in accordance with Section 245 of the General Corporation Law of the State of Delaware and amends the provisions of the Corporation's Restated Certificate of Incorporation as heretofore restated, amended and supplemented.

                 Fourth: The text of the Restated Certificate of Incorporation of said Chemical Banking Corporation, as amended, is hereby amended and restated to read in full, as follows:

                 FIRST.  The name of the Corporation is

                        THE CHASE MANHATTAN CORPORATION

                 SECOND. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

                 THIRD. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware. Without limiting in any manner the scope and generality of the foregoing, the Corporation shall have the following purposes and powers:

                 (1)      To acquire by purchase, subscription, or otherwise,
         and to receive, hold, own, guarantee, sell, assign, exchange, transfer, mortgage, pledge, or otherwise dispose of or deal in and with any and all securities, as such term is hereinafter defined, issued or created by any
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                                                                               2

         corporation, firm, organization, association or other entity, public or private, whether formed under the laws of the United States of America or of any state, commonwealth, territory, dependency or possession thereof, or of any foreign country or of any political subdivision, territory, dependency, possession or municipality thereof, or issued or created by the United States of America or any state or commonwealth thereof or any foreign country, or by any agency, subdivision, territory, dependency, possession or municipality of any of the foregoing, and as owner thereof to possess and exercise all the rights, powers and privileges of ownership, including the right to execute consents and vote thereon;

                 (2) to make, establish and maintain investments in securities, and to supervise and manage such investments;

                 (3) to cause to be organized under the laws of the United States of America or of any state, commonwealth, territory, dependency or possession thereof, or of any foreign country or of any political subdivision, territory, dependency, possession or municipality thereof, one or more corporations, firms, organizations, associations or other entities and to cause the same to be dissolved, wound up, liquidated, merged or consolidated;

                 (4) to acquire by purchase or exchange, or by transfer to or by merger or consolidation with the Corporation or any corporation, firm, organization, association or other entity owned or controlled, directly or indirectly, by the Corporation, or to otherwise acquire, the whole or any part of the business, good will, rights or other assets of any corporation, firm, organization, association or other entity, and to undertake or assume in connection therewith the whole or any part of the liabilities and obligations thereof, to effect any such acquisition in whole or in part by delivery of cash or other property, including securities issued by the Corporation, or by any other lawful means;

                 (5) to make loans and give other forms of credit, with or without security, and to negotiate and make contracts and agreements in connection therewith;

                 (6) to aid by loan, subsidy, guaranty or in any other lawful manner any corporation, firm, organization, association or other entity of which any securities are in any manner directly or indirectly held by the Corporation or in which the Corporation or any such corporation, firm, organization, association or entity may be or become otherwise interested; to guarantee the payment of dividends on any stock issued by any such corporation, firm, organization, association or entity; to guarantee or, with or without recourse against any such corporation, firm, organization, association or entity, to assume the payment
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                                                                               3



         of the principal of, or the interest on, any obligations issued or incurred by such corporation, firm, organization, association or entity; to do any and all other acts and things for the enhancement, protection or preservation of any securities which are in any manner, directly or indirectly, held, guaranteed or assumed by the Corporation, and to do any and all acts and things designed to accomplish any such purpose;

                 (7) to borrow money for any business, object or purpose of the Corporation from time to time, without limit as to amount; to issue any kind of evidence of indebtedness, whether or not in connection with borrowing money, including evidences of indebtedness convertible into stock of the Corporation, to secure the payment of any evidence of indebtedness by the creation of any interest in any of the property or rights of the Corporation, whether at that time owned or thereafter acquired;

                 (8) to render service, assistance, counsel and advice to, and to act as representative or agent in any capacity (whether managing, operating, financial, purchasing, selling, advertising or otherwise) of, any corporation, firm, organization, association or other entity; and

                 (9) to engage in any commercial, financial, mercantile, industrial, manufacturing, marine, exploration, mining, agricultural, research, licensing, servicing, or agency business not prohibited by law, and any, some or all of the foregoing.

                 The term "securities" as used in this Certificate of Incorporation shall mean any and all notes, stocks, treasury stocks, bonds, debentures, evidences of indebtedness, certificates of interest or participation in any profit-sharing agreement, collateral-trust certificates, preorganization certificates or subscriptions, transferable shares, investment contracts, voting trust certificates, certificates of deposit for a security, fractional undivided interests in oil, gas, or other mineral rights, or, in general, any interests or instruments commonly known as "securities", or any and all certificates of interest or participation in, temporary or interim certificates for, receipts for, guaranties of, or warrants or rights to subscribe to or purchase, any of the foregoing.

                 The purposes and powers specified in the foregoing paragraphs shall, except where otherwise expressed, be in nowise limited or restricted by reference to, or inference from, the terms of any other paragraph in this Certificate of Incorporation, but the purposes and powers specified in each of the foregoing paragraphs of this Article THIRD shall be regarded as independent purposes and powers.
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                 The Corporation shall possess and may exercise all powers and privileges necessary or convenient to effect any or all of the foregoing purposes, or to further any or all of the foregoing powers, and the enumeration herein of any specific purposes or powers shall not be held to limit or restrict in any manner the exercise by the Corporation of the general powers and privileges now or hereafter conferred by the laws of the State of Delaware upon corporations formed under the General Corporation Law of Delaware.

                 FOURTH. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is NINE HUNDRED FIFTY MILLION, of which TWO HUNDRED MILLION shares shall be shares of preferred stock of the par value of $1 per share (hereinafter called "Preferred Stock") and SEVEN HUNDRED FIFTY MILLION shares shall be shares of common stock of the par value of $1 per share (hereinafter called "Common Stock").

                 Any amendment to this Certificate of Incorporation which shall increase or decrease the authorized capital stock of the Corporation may be adopted by the affirmative vote of the holders of capital stock representing not less than a majority of the voting power represented by the outstanding shares of capital stock of the Corporation entitled to vote.

                 The designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of the Preferred Stock shall be as follows:

                 (1) The Board of Directors is expressly authorized at any time, and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series, with such voting powers, full or limited but not to exceed one vote per share, or without voting powers and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors, and as are not stated and expressed in this Certificate of Incorporation, or any amendment thereto, including (but without limiting the generality of the foregoing) the following:

                          (a)     the designation of such series;

                          (b) the dividend rate of such series, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or on any other series of any class or classes of capital stock, and whether such dividends shall be cumulative or non-cumulative;
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                          (c)     whether the shares of such series shall be
                 subject to redemption by the Corporation, and, if made subject to such redemption, the times, prices and other terms and conditions of such redemption;

                          (d) the terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series;

                          (e) whether or not the shares of such series shall be convertible into or exchangeable for shares of any other class or classes or of any other series of any class or classes of capital stock of the Corporation, and, if provision be made for conversion or exchange, the times, prices, rates, adjustments and other terms and conditions of such conversion or exchange;

                          (f) the extent, if any, to which the holders of the shares of such series shall be entitled to vote as a class or otherwise with respect to the election of the directors or otherwise; provided, however, that in no event shall any holder of any series of Preferred Stock be entitled to more than one vote for each share of such Preferred Stock held by him;

                          (g) the restrictions, if any, on the issue or reissue of any additional Preferred Stock;

                          (h) the rights of the holders of the shares of such series upon the dissolution of, or upon the distribution of assets of, the Corporation.

                 (2) Except as otherwise required by law and except for such voting powers with respect to the election of directors or other matters as may be stated in the resolutions of the Board of Directors creating any series of Preferred Stock, the holders of any such series shall have no voting power whatsoever.

                 (3) The voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the Corporation's Junior Participating Preferred Stock are set forth in Appendix A hereto and are incorporated herein by reference.

                 (4) The voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the Corporation's Adjustable Rate Cumulative Preferred Stock, Series L are set forth in Appendix B hereto and are incorporated herein by reference.
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                                                                               6



                 (5) The voting powers, designations, preferences, and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the Corporation's 10.96% Preferred Stock are set forth in Appendix C hereto and are incorporated herein by reference.

                 (6) The voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the Corporation's 8-3/8% Preferred Stock are set forth in Appendix D hereto and are incorporated herein by reference.

                 (7) The voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the Corporation's 7.92% Cumulative Preferred Stock are set forth in Appendix E hereto and are incorporated herein by reference.

                 (8) The voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the Corporation's 7.58% Cumulative Preferred Stock are set forth in Appendix F hereto and are incorporated herein by reference.

                 (9) The voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the Corporation's 7-1/2% Cumulative Preferred Stock are set forth in Appendix G hereto and are incorporated herein by reference.

                 FIFTH. The by-laws may be made, altered, amended or repealed by the Board of Directors. The books of the Corporation (subject to the provisions of the laws of the State of Delaware) may be kept outside of the State of Delaware at such places as from time to time may be designated by the Board of Directors.

                 SIXTH. (1) To the fullest extent that the General Corporation Law of the State of Delaware as it exists on the date hereof or as it may hereafter be amended permits the limitation or elimination of the liability of directors, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

                 (2) The Corporation shall have the power to indemnify any director, officer, employee or agent of the Corporation or any other person who is serving at the request of the Corporation in any such capacity with another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) to the fullest extent permitted by the General
         Corporation
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                                                                               7



         Law of the State of Delaware as it exists on the date hereof or as it may hereafter be amended, and any such indemnification may continue as to any person who has ceased to be a director, officer, employee or agent and may inure to the benefit of the heirs, executors and administrators of such a person.

                 (3) By action of its Board of Directors, notwithstanding any interest of the directors in the action, the Corporation may purchase and maintain insurance, in such amounts as the Board of Directors deems appropriate, to protect any director, officer, employee or agent of the Corporation or any other person who is serving at the request of the Corporation in any such capacity with another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) against any liability asserted against him or incurred by him in any such capacity or arising out of his status as such (including, without limitation, expenses, judgments, fines and amounts paid in settlement) to the fullest extent permitted by the General Corporation Law of the State of Delaware as it exists on the date hereof or as it may hereafter be amended, and whether or not the Corporation would have the power or would be required to indemnify any such person under the terms of any agreement or by-law or the General Corporation Law of the State of Delaware. For purposes of this paragraph (3), "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan.

                 SEVENTH. (1) Any action required or permitted to be taken by the holders of Common Stock of the Corporation must be effected at a duly called annual or special meeting of the stockholders of the Corporation and may not be effected by any consent in writing.

                 (2) Whenever the vote of holders of shares of any class or series other than Common Stock at a meeting thereof is required or permitted to be taken for or in connection with any corporate action by any provision of the General Corporation Law of the State of Delaware, the meeting and vote of such stockholders may be dispensed with if such action is taken with the written consent of such holders representing not less than a majority of the voting power of all the capital stock of such class or series entitled to be voted upon such action if a meeting were held; provided that in no case shall the written consent be by such holders having less than the minimum percentage of the vote required by statute for such action, and provided that prompt notice is given in writing to all such stockholders entitled to vote thereon of the taking of corporate action without a meeting and by less than unanimous written consent.
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                 (3)      Election of directors need not be by ballot unless
                          the by-laws so provide.

                 EIGHTH. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

                 IN WITNESS WHEREOF, we have signed this certificate and caused the corporate seal of the Corporation to be hereunto affixed this _______ day of ____________ __, 199_.



                                    ---------------------------
                                    Walter V. Shipley
                                    Chairman


[Corporate Seal]

Attest:


------------------------
John B. Wynne
Secretary
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                                                                      Appendix A


                          CERTIFICATE OF DESIGNATIONS

                                       OF

                      JUNIOR PARTICIPATING PREFERRED STOCK

                                       OF

                          CHEMICAL BANKING CORPORATION

                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware


                 The undersigned DOES HEREBY CERTIFY that the following resolution was duly adopted by the Board of Directors of Chemical Banking Corporation, a Delaware corporation (hereinafter called the "Corporation"), at meetings duly convened and held on April 13, 1989 and _______ __, 1995, at which a quorum was present and acting throughout:

                 "RESOLVED that, pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation (hereinafter called the "Certificate of Incorporation"), the Board of Directors hereby provides for the issuance of a series of Preferred Stock of the Corporation to consist of 7,500,000 shares, and hereby fixes the voting powers, designation, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the shares of such series, in addition to those set forth in the Certificate of Incorporation, as follows:

                          "(a)     Designation.  The designation of the series
                 of Preferred Stock created by this resolution shall be "Junior Participating Preferred Stock" (hereinafter called this "Series") and the number of shares constituting this Series is seven million five hundred thousand (7,500,000).

                          "(b)     Dividends.

                                  "(1)      Subject to the prior and superior
                          rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of this Series with respect to dividends, the holders of shares of this Series shall be entitled to receive, when and as declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on March 31, June 30, September 30

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                          and December 31 of each year (each such date being
                          referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of this Series, in an amount per share (rounded to the nearest cent) equal to the greater of (A) $2.00 or (B) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all noncash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock, par value $12.00 per share, of the Corporation (the "Common Stock") since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of this Series. In the event the Corporation shall at any time after April 13, 1989 (the "Rights Declaration Date") (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of this Series were entitled immediately prior to such event under clause (B) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                                  "(2)      The Corporation shall declare a
                          dividend or distribution on this Series as provided in clause (A) of the preceding paragraph (1) immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $2.00 per share on this Series shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

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                                  "(3)      Dividends shall begin to accrue and
                          be cumulative on outstanding shares of this Series from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of this Series unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of this Series entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of this Series in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of this Series entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

                                  "(4)      No full dividends shall be declared
                          or paid or set apart for payment on the Preferred Stock of any series ranking, as to dividends, on a parity with or junior to this Series for any period unless full cumulative dividends have been or contemporaneously are declared and a sum sufficient for the payment thereof set apart for such payment on this Series for all dividend payment periods terminating on or prior to the date of payment of such full cumulative dividends. When dividends are not paid in full, as aforesaid, upon the shares of this Series and any other Preferred Stock ranking on a parity as to dividends with this Series, all dividends declared upon shares of this Series and any other Preferred Stock ranking on a parity as to dividends with this Series shall be declared pro rata so that the amount of dividends declared per share on this Series and such other Preferred Stock shall in all cases bear to each other the same ratio that accrued dividends per share on the shares of this Series and such other Preferred Stock bear to each other. Holders of shares of this Series shall not be entitled to any dividends, whether payable in

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                          cash, property or stock, in excess of full cumulative
                          dividends, as herein provided, on this Series. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on this Series which may be in arrears.

                                  "(5)      So long as any shares of this
                          Series are outstanding, no dividend (other than a dividend in Common Stock or in any other stock ranking junior to this Series as to dividends and upon liquidation and other than as provided in paragraph (4) of this Section (b)) shall be declared or paid or set aside for payment or other distribution declared or made upon the Common Stock or upon any other stock ranking junior to or on a parity with this Series as to dividends or upon liquidation, nor shall any Common Stock or any other stock of the Corporation ranking junior to or on a parity with this Series as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to this Series as to dividends and upon liquidation) unless, in each case, the full cumulative dividends on all outstanding shares of this Series shall have been paid for all past dividend payment periods.

                          "(c)  Redemption.

                                  "(1)      The shares of this Series shall be
                          redeemable only as expressly provided in this Section
                          (c). The Corporation, at its option, may redeem shares of this Series, as a whole or in part, at any time or from time to time, at a redemption price equal to, subject to the provisions for adjustment hereinafter set forth, 100 times the "current per share market price" of the Common Stock on the date of the mailing of the notice of redemption, plus accrued and unpaid dividends to the date fixed for such redemption. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of this Series were otherwise entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
                          The "current per share market price" on any date shall be deemed to be the average of the closing price per share of such Common Stock for the 10 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") or such other system then in use or, if on any such date the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors of the Corporation. If on such date no such market maker is making a market in the Common Stock, the fair value of the Common Stock on such date as determined in good faith by the Board of Directors of the Corporation shall be used. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business or, if the Common Stock is not listed or admitted to trading on any national securities exchange, a Monday, Tuesday, Wednesday, Thursday or Friday on which banking institutions in the State of New York are not authorized or obligated by law or executive order to close.

                                  "(2)      In the event that fewer than all
                          the outstanding shares of this Series are to be redeemed, the number of shares to be redeemed shall be determined by the Board of Directors and the shares to be redeemed shall be determined by lot or pro rata as may be determined by the Board of Directors or by any other method which may be determined by the Board of Directors in its sole discretion to be equitable.

                                  "(3)      In the event the Corporation shall
                          redeem shares of this Series, notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the stock register of the Corporation. Each such notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that dividends on the shares to be redeemed will cease to accrue on the close of business on such redemption date.

                                  "(4)      Notice having been mailed as
                          aforesaid, from and after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price) dividends on the shares of this Series so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

                                  "(5)      Any shares of this Series which
                          shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors.

                                  "(6)      Notwithstanding the foregoing
                          provisions of this Section (c), if any dividends on this Series are in arrears, no shares of this Series shall be redeemed unless all outstanding shares of this Series are simultaneously redeemed, and the Corporation shall not purchase or otherwise acquire any shares of this Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of this Series pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of this Series.

                          "(d)     Conversion or Exchange.  The holders of
                 shares of this Series shall not have any rights to convert such shares into or exchange such shares for shares of any other class or classes or of any other series of any class or classes of capital stock of the Corporation.

                          "(e)     Voting.  The shares of this Series shall not
                 have any voting powers either general or special, except that if at the time of any annual meeting of stockholders for the election of directors a default in preference dividends on the Preferred Stock shall exist, the number of directors constituting the Board of Directors of the Corporation shall be increased by two, and the holders of the Preferred Stock of all series (whether or not the holders of such series of Preferred Stock would be entitled to vote for the election of directors if such default in preference dividends did not exist), shall have the right at such meeting, voting together as a single class without regard to series, to the exclusion of the holders of Common Stock, to elect two directors of the Corporation to fill such newly created directorships. Such right shall continue until there are no dividends in arrears upon the Preferred Stock. Each director elected by the holders of shares of Preferred Stock (herein called a "Preferred Director"), shall continue to serve as such director for the full term for which he shall have been elected, notwithstanding that prior to the end of such term a default in preference dividends shall cease to exist. Any Preferred Director may be removed by, and shall not be removed except by, the vote of the holders of record of the outstanding shares of Preferred Stock voting together as a single class without regard to series, at a meeting of the stockholders, or of the holders of shares of Preferred Stock called for the purpose. So long as a default in any preference dividends on the Preferred Stock shall exist, (A) any vacancy in the office of a Preferred Director may be filled (except as provided in the following clause (B)) by an instrument in writing signed by the remaining Preferred Director and filed with the Corporation and (B) in the case of the removal of any Preferred Director, the vacancy may be filled by the vote of the holders of the outstanding shares of Preferred Stock voting together as a single class without regard to series, at the same meeting at which such removal shall be voted. Each director appointed as aforesaid by the remaining Preferred Director shall be deemed, for all purposes hereof, to be a Preferred Director. Whenever the term of office of the Preferred Directors shall end and a default in preference dividends shall no longer exist, the number of Directors constituting the Board of Directors of the Corporation shall be reduced by two. For the purposes hereof, a "default in preference dividends" on the Preferred Stock shall be deemed to have occurred whenever the amount of accrued dividends upon any series of the Preferred Stock shall be equivalent to six full quarter-yearly dividends or more, and, having so occurred, such default shall be deemed to exist thereafter until, but only until, all accrued dividends on all shares of Preferred Stock of each and every series then outstanding shall have been paid to the end of the last preceding quarterly dividend period.

                          "(f)     Liquidation Rights.

                                  "(1)      Upon the dissolution, liquidation
                          or winding up of the Corporation, the holders of the shares of this Series shall be entitled to receive out of the assets of the Corporation, before any payment or distribution shall be made on the Common Stock or on any other class of stock ranking junior to the Preferred Stock upon liquidation, the amount of $100 per share, plus a sum equal to all dividends (whether or not earned or declared) on such shares accrued and unpaid thereon to the date of final distribution (the "Liquidation Preference").

                                  Following the payment of the full amount of
                          the Liquidation Preference, no additional distributions shall be made to the holders of shares of this Series unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the "Common

                          Adjustment") equal to the quotient obtained by dividing (i) the Liquidation Preference by (ii) 100 (as appropriately adjusted as set forth in paragraph
                          (2) below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii), the "Adjustment Number"). Following the payment of the full amount of the Liquidation Preference and the Common Adjustment, in respect of all outstanding shares of Junior Participating Preferred Stock and Common Stock, respectively, holders of this Series and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Junior Participating Preferred Stock and Common Stock, on a per share basis, respectively.

                                  "(2)      In the event the Corporation shall
                          at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                                  "(3)      The sale, conveyance, exchange or
                          transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property and assets of the Corporation shall be deemed a voluntary dissolution, liquidation or winding up of the Corporation for the purposes of this Section (f), but the merger or consolidation of the Corporation into or with any other corporation or the merger or consolidation of any other corporation into or with the Corporation, shall not be deemed to be a dissolution, liquidation or winding up, voluntarily or involuntarily, for the purposes of this Section (f).

                                  "(4)      After the payment to the holders of
                          the shares of this Series of the full preferential amounts provided for in this Section (f), the holders of this Series as such shall have no right or claim to any of the remaining assets of the Corporation.

                                  "(5)      In the event the assets of the
                          Corporation available for distribution to the holders of shares of this Series upon any dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to paragraph (1) of this Section
                          (f), no such distribution shall be made on account of any shares of any other class or series of Preferred Stock ranking on a parity with the shares of this Series upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of this Series, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

                         "(g)  For purposes of this resolution, any stock of
                 any class or classes of the Corporation shall be deemed to rank:

                                  "(1)      prior to the shares of this Series,
                          either as to dividends or upon liquidation, if the holders of such class or classes shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of this Series;

                                  "(2)      on a parity with shares of this
                          Series, either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share or sinking fund provisions, if any, be different from those of this Series, if the holders of such stock shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority, one over the other, as between the holders of such stock and the holders of shares of this Series; and

                                  "(3)      junior to shares of this Series,
                          either as to dividends or upon liquidation, if the holders of shares of this Series shall be entitled to receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of such class or classes."

                                                                      Appendix B



                          CERTIFICATE OF DESIGNATIONS

                                       OF

              ADJUSTABLE RATE CUMULATIVE PREFERRED STOCK, SERIES L

                                       OF

                          CHEMICAL BANKING CORPORATION


                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware


                 The undersigned DOES HEREBY CERTIFY that the following resolution was duly adopted by the Board of Directors of Chemical Banking Corporation, a Delaware corporation (hereinafter called the "Corporation"), at a meeting duly convened and held on April 28, 1987, at which a quorum was present and acting throughout:

                 "RESOLVED that, pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation (hereinafter called the "Certificate of Incorporation"), the Board of Directors hereby provides for the issuance of a series of Preferred Stock of the Corporation to consist of 34,692,402 shares, and hereby fixes the voting powers, designation, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the shares of such series, in addition to those set forth in the Certificate of Incorporation, as follows:

                          "(a)  Designation.  The designation of the series of
                 Preferred Stock created by this resolution shall be "Adjustable Rate Cumulative Preferred Stock, Series C" (hereinafter called this "Series") and the number of shares constituting this Series is Thirty-four million six hundred ninety-two thousand four hundred eighty-two (34,692,482). Shares of this Series shall have a stated value of $12 per share. The number of authorized shares of this Series may be reduced by further resolution duly adopted by the Board of Directors of the Corporation or the Executive Committee thereof and by the filing of a certificate pursuant to the provisions of the General Corporation Law of the State of Delaware stating that such reduction has been so authorized, but the number of authorized shares of this Series shall not be increased.

                          "(b)  Dividend Rates.

                                  "(1)  Dividend rates on the shares of this
                          Series shall be:  (i) for the period (the "Initial

                          Dividend Period") from May 1, 1987, to and including June 30, 1987, at 7.65% per annum of the stated value thereof and (ii) for each quarterly dividend period (hereinafter referred to as a "Quarterly Dividend Period", and the Initial Dividend Period or any Quarterly Dividend Period being hereinafter individually referred to as a "Dividend Period" and collectively referred to as "Dividend Periods") thereafter, which quarterly dividend Periods shall commence on January 1, April 1, July 1 and October 1 in each year and shall end on, and include the day next preceding the first day of the next quarterly dividend period, at a rate per annum of the stated value thereof equal to the Effective Rate (as defined in Paragraph (2) of this section (b)) in respect of such quarterly dividend Period. Such dividends shall be cumulative from the date of original issue of such shares and shall be payable, when and as declared by the Board of Directors or by a committee of said Board duly authorized by said Board to declare such dividends on March 31, June 30, September 30 and December 31 of each year, commencing June 30, 1987. Each such dividend shall be paid to the holders of record of shares of this Series as they appear on the stock register of the Corporation on such record date, not exceeding 30 days preceding the payment date thereof, as shall be fixed by the Board of Directors of the Corporation or by a committee of said Board of Directors duly authorized to fix such date. Dividends on account of arrears for any past Dividend Periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof as may be fixed by the Board of Directors of the Corporation or by a committee of said Board of Directors duly authorized to fix such date.

                                  "(2)  Except as provided below in this
                          paragraph, the "Effective Rate" for any Quarterly Dividend Period shall be (a) 1% less than (b) the highest of the Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Thirty Year Constant Maturity Rate (each as hereinafter defined) for such Dividend Period. In the event that the Corporation determines in good faith that for any reason

                                        "(i)  any one of the Treasury Bill
                                  Rate, the Ten Year Constant Maturity Rate and the Thirty Year Constant Maturity Rate cannot be determined for any Quarterly Dividend Period, then the Effective Rate for such Dividend Period shall be 1% less than the higher of whichever two of such Rates can be so determined;

                                        "(ii)  only one of the Treasury Bill
                                  Rate, the Ten Year Constant Maturity Rate and the Thirty Year Constant Maturity Rate can be determined for any Quarterly Dividend Period, then the Effective Rate for such Dividend Period shall be 1% less than whichever such Rate can be so determined; or

                                        "(iii)  none of the Treasury Bill Rate,
                                  the Ten Year Constant Maturity Rate and the
                                  Thirty Year Constant Maturity Rate can be determined for any Quarterly Dividend Period, then the rate in effect for the preceding Dividend Period (or, if the rate being so continued is for the Initial Dividend Period, a rate .5% higher than such rate) shall be continued for such Dividend Period.

         Anything herein to the contrary notwithstanding, the Effective Rate for any Quarterly Dividend Period shall in no event be less than 5-1/2% per annum or greater than 11-1/2% per annum.

                 "(3) Except as provided below in this paragraph, the "Treasury Bill Rate" for each Quarterly Dividend Period shall be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate if only one such rate shall be published during the relevant Calendar Period as provided below) for three-month U.S. Treasury bills, as published weekly by the Board of Governors of the Federal Reserve System (the "Federal Reserve Board") during the Calendar Period immediately prior to the last ten calendar days of March, June, September or December, as the case may be, prior to the Quarterly Dividend Period for which the dividend rate on this Series is being determined. In the event that the Federal Reserve Board does not publish such a weekly per annum market discount rate during such Calendar Period, then the Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant Calendar Period as provided below) for three-month U.S. Treasury bills, as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that a per annum market discount rate for three-month U.S. Treasury bills shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant Calendar Period as provided below) for all of the U.S. Treasury bills then having maturities of not less than 80 nor more than 100 days, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such rates, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that the Corporation determines in good faith that for any reason no such U.S. Treasury bill rates are published as provided above during such Calendar Period, then the Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the per annum market discount rates based upon the closing bids during such Calendar Period for each of the issues of marketable noninterest-bearing U.S. Treasury securities with a maturity of not less than 80 nor more than 100 days from the date of each such quotation, as chosen and quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized dealers in U.S. Government securities selected by the Corporation. In the event that the Corporation determines in good faith that for any reason the Corporation cannot determine the Treasury Bill Rate for any Quarterly Dividend Period as provided above in this paragraph, the Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the per annum market discount rates based upon the closing bids during such Calendar Period for each of the issues of marketable interest-bearing U.S. Treasury securities with a maturity of not less than 80 nor more than 100 days, as chosen and quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized dealers in U.S. Government securities selected by the Corporation.

                 "(4) Except as provided below in this paragraph, the "Ten Year Constant Maturity Rate" for each Quarterly Dividend Period shall be the arithmetic average of the two most recent weekly per annum Ten Year Average Yields (or the one weekly per annum Ten Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period as provided below), as published weekly by the Federal Reserve Board during the Calendar Period immediately prior to the last ten calendar days of March, June, September or December, as the case may be, prior to the Quarterly Dividend Period for which the dividend rate on this Series is being determined. In the event that the

         Federal Reserve Board does not publish such a weekly per annum Ten Year Average Yield during such Calendar Period, then the Ten Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum Ten Year Average Yields (or the one weekly per annum Ten Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period as provided below), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that a per annum Ten Year Average Yield shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Ten Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly average yield to maturity, if only one such yield shall be published during the relevant Calendar Period as provided below) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) then having maturities of not less than eight nor more than twelve years, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that the Corporation determines in good faith that for any reason the Corporation cannot determine the Ten Year Constant Maturity Rate for any Quarterly Dividend Period as provided above in this paragraph, then the Ten Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than eight nor more than twelve years from the date of each such quotation, as chosen and quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized dealers in U.S. Government securities selected by the Corporation.

                 "(5) Except as provided below in this paragraph, the "Thirty Year Constant Maturity Rate" for each Quarterly Dividend Period shall be the arithmetic average of the two most recent weekly per annum Thirty Year Average Yields (or the one weekly per annum Thirty Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period as provided below), as published weekly by the Federal Reserve Board during the Calendar Period immediately prior to the last ten calendar days of March, June, September or December, as the case may be, prior to the Quarterly Dividend Period for which the dividend rate on this Series is being determined. In the event that the Federal Reserve Board does not publish such a weekly per annum Thirty Year Average Yield during such Calendar Period, then the Thirty Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum Thirty Year Average Yields (or the one weekly per annum Thirty Year Average Yield if only one such Yield shall be published during the relevant Calendar Period as provided below), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that a per annum Thirty Year Average Yield shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Thirty Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly average yield to maturity, if only one such yield shall be published during the relevant Calendar Period as provided below) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) then having maturities of not less than twenty-eight nor more than thirty years, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that the Corporation determines in good faith that for any reason the Corporation cannot for any Quarterly Dividend Period as provided above in this paragraph, then the Thirty Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than twenty-eight nor more than thirty years from the date of each such quotation, as chosen and quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized dealers in U.S. Government securities selected by the Corporation.

                 "(6) The Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Thirty Year Constant Maturity Rate shall each be rounded to the nearest five hundredths of a percentage point.

                 "(7) The Effective Rate with respect to each Quarterly Dividend Period will be calculated as promptly as practicable by the Corporation according to the appropriate method described herein. The mathematical accuracy of each such calculation will be confirmed in writing by independent accountants of recognized standing. The Corporation will cause each Effective Rate to be published in a newspaper of general circulation in New York City prior to the commencement of the new Quarterly Dividend Period to which it applies and will cause notice of such Effective Rate to be enclosed with the dividend payment checks next mailed to the holders of shares of this Series.

                 "(8)  For purposes of this Section (b), the term

                                        "(i)  "Calendar Period" shall mean 14
                                  calendar days;

                                        "(ii)  "Special Securities" shall mean
                                  securities which can, at the option of the holder, be surrendered at face value in payment of any Federal estate tax or which provide tax benefits to the holder and are priced to reflect such tax benefits or which were originally issued at a deep or substantial discount;

                                        "(iii)  "Ten Year Average Yield" shall
                                  mean the average yield to maturity for
                                  actively traded marketable U.S. Treasury fixed interest rate securities (adjusted to constant maturities of ten years); and

                                        "(iv)  "Thirty Year Average Yield"
                                  shall mean the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities (adjusted to constant maturities of 30 years).

                 "(9) No full dividends shall be declared or paid or set apart for payment on the Preferred Stock of any series ranking, as to dividends, on a parity with or junior to this Series for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on this Series for all dividend payment periods terminating on or prior to the date of payment of such full cumulative dividends. When dividends are not paid in full, as aforesaid, upon the shares of this Series and any other Preferred Stock ranking on a parity as to dividends with this Series, all dividends declared upon shares of this Series and any other Preferred Stock ranking on a parity as to dividends with this Series shall be declared pro rata so that the amount of dividends declared per share on this Series and such other Preferred Stock shall in all cases bear to each other the same ratio that accrued dividends per share on the shares of this Series and such other Preferred Stock bear to each other. Holders of shares of this Series shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends, as herein provided, on this Series. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on this Series which may be in arrears.

                 "(10) So long as any shares of this Series are outstanding, no dividend (other than a dividend in Common Stock or in any other stock ranking junior to this Series as to dividends and upon liquidation and other than as provided in paragraph (9) of this Section (b)) shall be declared or paid or set aside for payment or other distribution declared or made upon the Common Stock or upon any other stock ranking junior to or on a parity with this Series as to dividends or upon liquidation, nor shall any Common Stock or any other stock of the Corporation ranking junior to or on a parity with this Series as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to this Series as to dividends and upon liquidation) unless, in each case, the full cumulative dividends on all outstanding shares of this Series shall have been paid for all past dividend payment periods.

                 "(11) Dividends payable on this Series for each full Quarterly Dividend Period (other than the Initial Dividend Period) shall be computed by annualizing the Effective Rate and dividing by four. Dividends payable on this Series for any period less than a full Quarterly Dividend Period, and for the Initial Dividend Period, shall be computed on the basis of a 360-day year of 30-day months and the actual number of days elapsed in the period for which payable.

         "(c)  Redemption

                 "(1) The shares of this Series shall be redeemable only as expressly provided in this Section (c). On and after May 1, 1992, the Corporation, at its option, may redeem shares of this Series, as a whole or in part, at any time or from time to time at a redemption price of (i) in the case of any redemption on a redemption date occurring on or after May 1, 1992, and prior to May 1, 1997, $12.36 per share and (ii) in the case of any redemption on a redemption date occurring on or after May 1, 1997, $12 per share, plus, in each case, accrued and unpaid dividends thereon to the date fixed for redemption.

                 "(2) In the event that fewer than all the outstanding shares of this Series are to be redeemed, the number of shares to be redeemed shall be determined by the Board of

         Directors and the shares to be redeemed shall be determined by lot or pro rata as may be determined by the Board of Directors or by any other method which may be determined by the Board of Directors in its sole discretion to be equitable.

                 "(3) In the event the Corporation shall redeem shares of this Series, notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the stock register of the Corporation. Each such notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that dividends on the shares to be redeemed will cease to accrue on the close of business on such redemption date.

                 "(4) Notice having been mailed as aforesaid, from and after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price), dividends on the shares of this Series so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer if the Board of Directors of the Corporation shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

                 "(5) Any shares of this Series which shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors.

                 "(6)  Notwithstanding the foregoing provisions of this Section
         (c), if any dividends on this Series are in arrears, no shares of this Series shall be redeemed unless all outstanding shares of this Series are simultaneously redeemed, and the Corporation shall not purchase or otherwise acquire any shares of this Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of this Series pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of this Series.

                 "(d) Conversion or Exchange. The holders of shares of this Series shall not have any rights to convert such shares into or exchange such shares for shares of any other class or classes or of any other series of any class or classes of capital stock of the Corporation.

                 "(e) Voting. The shares of this Series shall not have any voting powers either general or special, except that

                 "(1) Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the consent of the holders of at least 66-2/3% of all of the shares of this Series at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of shares of this Series shall vote together as a separate class, shall be necessary for authorizing, effecting or validating the amendment, alteration or repeal of any of the provisions of the Certificate of Incorporation or of any certificate amendatory thereof or supplemental thereto (including any Certificate of Designation and Terms or any similar document relating to any series of Preferred Stock) so as to affect adversely the preferences, rights, powers or privileges of this Series;

                 "(2) Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the consent of the holders of at least 66-2/3% of all of the shares of this Series and all other series of Preferred Stock ranking on a parity with shares of this Series, either as to dividends or upon liquidation, at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of shares of this Series and such other series of Preferred Stock shall vote together as a single class without regard to series, shall be necessary for authorizing, effecting or validating the creation, authorization or issue of any shares of any class of stock of the Corporation ranking prior to the shares of this Series as to dividends or upon liquidation, or the reclassification of any authorized stock of the Corporation into any such prior shares, or the creation, authorization or issue of any obligation or security convertible into or evidencing the right to purchase any such prior shares;

                          "(3) Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the consent of the holders of at least a majority of all of the shares of this Series and all other series of Preferred

         Stock ranking on a parity with this Series, either as to dividends or upon liquidation, at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of shares of this Series and such other series of Preferred Stock shall vote together as a single class without regard to series, shall be necessary for authorizing, effecting or validating either of the following:

                          "(a)  any increase of the authorized amount of the
                 Preferred Stock, or the creation or authorization of any shares of any other class of stock of the Corporation ranking on a parity with the shares of this Series as to dividends or upon liquidation, or the reclassification of any authorized stock of the Corporation into any such parity shares, or the creation or authorization of any obligation or security convertible into or evidencing the right to purchase any such parity shares; or

                          "(b)  the sale, lease or conveyance of all or
                 substantially all the property or business of the Corporation or the merger or consolidation of the Corporation into or with any other Corporation; provided, however, that no such vote or consent of the holders of shares of this Series and such other series of Preferred Stock, voting as a class without regard to series, shall be required for the merger or consolidation of another corporation into or with the Corporation if none of the preferences, rights, powers or privileges of this Series or such other series of Preferred Stock or the holders thereof will be adversely affected thereby and there shall not be authorized or outstanding after such merger or consolidation any class of stock or other securities (except such stock or securities of the Corporation as may have been authorized or outstanding immediately preceding such merger or consolidation) ranking prior to the shares of this Series and such other series of Preferred Stock as to dividends or upon liquidation; and provided further, however, that there shall not be authorized or outstanding after such merger or consolidation more than 75,000,000 shares of Preferred Stock or any class of stock or other securities (except such stock or securities of the Corporation as may have been authorized or outstanding immediately preceding such merger or consolidation) ranking on a parity with the shares of this Series as to dividends or upon liquidation, in which case the vote specified by this paragraph (3) shall be required;

                 "(4) If at the time of any annual meeting of stockholders for the election of directors a default in preference dividends on the Preferred Stock shall exist, the number of directors constituting the Board of Directors of the Corporation shall be increased by two, and the holders of the Preferred Stock of all series (whether or not the holders of such series of Preferred Stock would be entitled to vote for the election of directors if such default in preference dividends did not exist), shall have the right at such meeting, voting together as a single class without regard to series, to the exclusion of the holders of Common Stock, to elect two directors of the Corporation to fill such newly created directorships. Such right shall continue until there are no dividends in arrears upon the Preferred Stock. Each director elected by the holders of shares of Preferred Stock (herein called a "Preferred Director"), shall continue to serve as such director for the full term for which he shall have been elected, notwithstanding that prior to the end of such term a default in preference dividends shall cease to exist. Any Preferred Director may be removed by, and shall not be removed except by, the vote of the holders of record of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at a meeting of the stockholders, or of the holders of shares of Preferred Stock, called for the purpose. So long as a default in any preference dividends on the Preferred Stock shall exist, (A) any vacancy in the office of a Preferred Director may be filled (except as provided in the following clause
         (B)) by an instrument in writing signed by the remaining Preferred Director and filed with the Corporation and (B) in the case of the removal of any Preferred Director, the vacancy may be filled by the vote of the holders of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at the same meeting at which such removal shall be voted. Each director appointed as aforesaid by the remaining Preferred Director shall be deemed, for all purposes hereof, to be a Preferred Director. Whenever the term of office of the Preferred Directors shall end and a default in preference dividends shall nc longer exist, the number of directors constituting the Board of Directors of the Corporation shall be reduced by two. For the purposes hereof, a "default in preference dividends" on the Preferred Stock shall be deemed to have occurred whenever the amount of accrued dividends upon any series of the Preferred Stock shall be equivalent to six full quarter-yearly dividends or more, and, having so occurred, such default shall be deemed to exist thereafter until, but only until, all accrued dividends on all shares of Preferred Stock of each and every series then outstanding shall have been paid to the end of the last preceding quarterly dividend period.

"(f)  Liquidation Rights.

                 "(1) Upon the dissolution, liquidation or winding up of the Corporation, the holders of the shares of this Series shall be entitled to receive out of the assets of the

         Corporation, before any payment or distribution shall be made on the Common Stock or on any other class of stock ranking junior to the Preferred Stock upon liquidation, the amount of $12 per share, plus a sum equal to all dividends (whether or not earned or declared) on such shares accrued and unpaid thereon to the date of final distribution.

                 "(2) The sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property and assets of the Corporation shall be deemed a voluntary dissolution, liquidation or winding up of the Corporation for the purposes of this Section (f), but the merger or consolidation of the Corporation into or with any other corporation or the merger or consolidation of any other corporation into or with the Corporation, shall not be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Section
         (f).

                 "(3) After the payment to the holders of the shares of this Series of the full preferential amounts provided for in this Section
         (f), the holders of this Series as such shall have no right or claim to any of the remaining assets of the Corporation.

                 "(4) In the event the assets of the Corporation available for distribution to the holders of shares of this Series upon any dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to paragraph (1) of this Section (f), no such distribution shall be made on account of any shares of any other class or series of Preferred Stock ranking on a parity with the shares of this Series upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of this Series, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

                 "(5) Upon the dissolution, liquidation or winding up of the Corporation, the holders of shares of this Series then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders all amounts to which such holders are entitled pursuant to paragraph (1) of this Section
         (f) before any payment shall be made to the holders of any class of capital stock of the Corporation ranking junior upon liquidation to this Series.

                 "(g) For purposes of this resolution, any stock of any class or classes of the Corporation shall be deemed to rank:

                 "(1) prior to the shares of this Series, either as to dividends or upon liquidation, if the holders of such class or classes shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of this Series;

                 "(2) on a parity with shares of this Series, either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share or sinking fund provisions, if any, be different from those of this Series, if the holders of such stock shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority, one over the other, as between the holders of such stock and the holders of shares of this Series; and

                 "(3) junior to shares of this Series, either as to dividends or upon liquidation, if such class shall be Common Stock or if the holders of shares of this Series shall be entitled to receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of such class or classes."

                                                                      Appendix C

                          CERTIFICATE OF DESIGNATIONS

                                       OF

                             10.96% PREFERRED STOCK

                                       OF

                          CHEMICAL BANKING CORPORATION

                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware


                 CHEMICAL BANKING CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), HEREBY CERTIFIES that the following resolution was duly adopted by the Board of Directors of the Corporation at a meeting duly held and convened on July 14, 1991, at which a quorum was present and acting throughout:

                 "RESOLVED, that pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation, as amended (the "Certificate of Incorporation"), the Board of Directors hereby provides for the issuance of 4,000,000 shares of a series of Preferred Stock, $1 par value, of the Corporation ranking on a parity with the series of Preferred Stock designated as the Corporation's "Adjustable Rate Cumulative Preferred Stock", the Corporation's "Adjustable Rate Cumulative Preferred Stock, Series B", the Corporation's "Adjustable Rate Cumulative Preferred Stock, Series C", the Corporation's "10-3/4% Cumulative Preferred Stock", the Corporation's "Adjustable Rate Cumulative Preferred Stock, Series E", the Corporation's "Adjustable Rate Cumulative Preferred Stock, Series F," and the Corporation's "10% Convertible Preferred Stock", and the designations, preferences and privileges, relative, participating, optional and other special rights, and qualifications, limitations and restrictions of all 4,000,000 shares of this series, in addition to those set forth in the Certificate of Incorporation of the Corporation are hereby fixed as follows:

                          "(a) Designation.  The designation of this series
                 shall be 10.96% Preferred Stock (hereinafter referred to as this "Series") and the number of shares constituting this Series shall be 4,000,000 shares. Shares of this Series shall have a stated value of $25 per share. The number of authorized shares of this Series may be reduced by further resolution duly adopted by the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors and by the filing of a certificate pursuant to the provisions of the General Corporation Law of the State of Delaware stating that such reduction has been so authorized (but not below the number of shares of this Series then outstanding), but the number of authorized shares of this Series shall not be increased.

                 "(b)  Dividend Rights.

                          "(1)  Dividends shall be payable on the shares of
                 this Series for the Initial Dividend Period (as defined below) and each quarterly dividend period (a "Quarterly Dividend Period") thereafter (the Initial Dividend Period and each such subsequent Quarterly Dividend Period being hereinafter referred to as a "Dividend Period" and collectively referred to as "Dividend Periods"), which Quarterly Dividend Periods shall commence on March 31, June 30, September 30 and December 31 in each year, commencing with the first such date to occur after the effective time of the merger of the Corporation with Manufacturers Hanover Corporation (the "Effective Time"), and shall end on and include the day next preceding the first day of the next Quarterly Dividend Period, at a rate per annum of the stated value thereof equal to 10.96%. The Initial Dividend Period is the period commencing on the most recent date next preceding the Effective Time on which a dividend was paid on the 10.96% Preferred Stock of Manufacturers Hanover Corporation (or commencing on the date of the Effective Time if such date was such a dividend payment date) and shall end on and include the date next preceding the first day of the next Quarterly Dividend Period; provided, however, that in the event the Effective Time shall occur after the record date for the payment of a regular quarterly dividend on the 10.96% Preferred Stock of Manufacturers Hanover Corporation but prior to the payment date for such dividend, then the Initial Dividend Period shall be the first Quarterly Dividend Period as described in the preceding sentence. Dividends shall be cumulative from the date on which the Initial Dividend Period commences and shall be payable, when, as and if declared by the Board of Directors or by the Preferred Stock Committee of the Board of Directors, on March 31, June 30, September 30 and December 31 in each year, commencing with such date that next follows the end of the Initial Dividend Period. Each such dividend shall be paid to the holders of record of shares of this Series as they appear on the stock register of the Corporation on such record date, not exceeding 45 days preceding the payment date thereof, as shall be fixed by the Board of Directors of the Corporation or by the Preferred Stock Committee of the Board of Directors. Dividends on account of arrears for any past Dividend Periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board of Directors of the Corporation or by the Preferred Stock Committee of the Board of Directors.

                          "(2)  Dividends payable on this Series for any period
                 greater or less than a Quarterly Dividend Period, including the Initial Dividend Period, shall be computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends payable on this Series for each Quarterly Dividend Period shall be computed by annualizing the Dividend Rate and dividing by four.

                          "(3)  No full dividends shall be declared or paid or
                 set apart for payment on the Preferred Stock or any series ranking, as to dividends, on a parity with or junior to this Series for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on this Series for all Dividend Periods terminating on or prior to the date of payment of such full cumulative dividends. When dividends are not paid in full, as aforesaid, upon the shares of this Series and any other series of Preferred Stock ranking on a parity as to dividends with this Series, all dividends declared upon shares of this Series and any other series of Preferred Stock ranking on a parity as to dividends with this Series shall be declared pro rata so that the amount of dividends declared per share on this Series and such other series of Preferred Stock shall in all cases bear to each other the same ratio that accrued and unpaid dividends per share on the shares of this Series and such other series of Preferred Stock bear to each other. Holders of shares of this Series shall not be entitled to any dividend, whether payable in cash, property or stocks, in excess of full cumulative dividends, as herein provided, on this Series. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on this Series which may be in arrears.

                          "(4)  So long as any shares of this Series are
                 outstanding, no dividend (other than a dividend in Common Stock of the Corporation (the "Common Stock") or in any other stock ranking junior to this Series as to dividends and upon liquidation and other than as provided in Section (3) of this Section (b)) shall be declared or paid or set aside for Payment or other distribution declared or made upon the Common Stock or upon any other stock ranking junior to or on a parity with this Series as to dividends or upon liquidation, nor shall any Common Stock or any other stock of the Corporation ranking junior to or on a parity with this

                 Series as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation unless, in each case, the full cumulative dividends on all outstanding shares of this Series shall have been paid for all past Dividend Periods.

                 "(c)  Redemption.

                          "(1)  Shares of this Series are not redeemable prior
                 to June 30, 2000. On or after such date, the Corporation may elect to redeem the shares of this Series, as a whole or in part, any time or from time to time at a redemption price of $25 per share, plus accrued and unpaid dividends thereon to the redemption date. In the event the Corporation shall elect to redeem shares of this Series, the Corporation shall give notice to the holders of record of shares of this Series being so redeemed, not less than 30 nor more than 60 days prior to such redemption, by first class mail, postage prepaid, at their addresses as shown on the stock registry books of the Corporation that said shares are being redeemed, provided that without limiting the obligation of the Corporation hereunder to give the notice provided in this Section (c)(1), the failure of the Corporation to give such notice shall not invalidate any corporate action by the Corporation. Each such notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that dividends on the shares to be redeemed will cease to accrue on the redemption date.

                          "(2)  In the event that fewer than all the
                 outstanding shares of this Series are to be redeemed, the number of shares to be redeemed shall be determined by the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors and the shares to be redeemed shall be determined by lot or pro rata as may be determined by the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors or by any other method as may be determined by the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors in its sole discretion to be equitable provided that such method satisfies any applicable requirements of any securities exchange on which this Series is listed.

                          "(3)  Notice having been mailed as aforesaid, from
                 and after the applicable redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price), dividends on the shares of this Series to be redeemed on such redemption date shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

                          "(4)  Any shares of this Series which shall at any
                 time have been redeemed shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors.

                          "(5)  Notwithstanding the foregoing provisions of
                 this Section (c), if any dividends on this Series are in arrears, no shares of this Series shall be redeemed unless all outstanding shares of this Series are simultaneously redeemed, and the Corporation shall not purchase or otherwise acquire any shares of this Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of this Series pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of this Series.

                          "(d)  Conversion.  The holders of shares of this
                 Series shall not have any rights to convert such shares into shares of any other class or series of capital stock of the Corporation.

                          "(e)  Voting Rights.  The shares of this Series of
                 Preferred Stock shall not have any voting powers either general or special, except that:

                          "(1)  Unless the vote or consent of the holders of a
                 greater number of shares shall then be required by law, the consent of the holders of at least 66 2/3% of all of the shares of this Series at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for that purpose at which the holders of shares of this Series shall vote together as a separate class, shall be necessary for authorizing, effecting or validating the amendment, alteration or repeal of any of the provisions of the Certificate of Incorporation or of any certificate amendatory thereof or supplemental thereto (including any Certificate of Designations or any similar documents relating to any series of Preferred Stock) which would adversely affect the preferences, rights, powers or privileges of this Series;

                          "(2)  Unless the vote or consent of the holders of a
                 greater number of shares shall then be required by law, the consent of the holders of at least 66 2/3% of all of the shares of this Series and all other series of Preferred Stock ranking on a parity with shares of this Series, either as to dividends or upon liquidation, at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for that purpose at which the holders of shares of this Series and such other series of Preferred Stock shall vote together as a single class without regard to series, shall be necessary for authorizing, effecting or validating the creation, authorization or issue of any shares of any class of stock of the Corporation ranking prior to the shares of this Series as to dividends or upon liquidation, or the reclassification of any authorized stock of the Corporation into any such prior shares, or the creation, authorization or issue of any obligation or security convertible into or evidencing the right to purchase any such prior shares;

                          "(3)  If at the time of any annual meeting of
                 stockholders for the election of directors a default in preference dividends on the Preferred Stock shall exist, the number of directors constituting the Board of Directors of the Corporation shall be increased by two, and the holders of the Preferred Stock of all series shall have the right at such meeting, voting together as a single class without regard to series, to the exclusion of the holders of Common Stock, to elect two directors of the Corporation to fill such newly created directorships. Such right shall continue until there are no dividends in arrears upon the Preferred Stock. Each director elected by the holders of shares of Preferred Stock (herein called a "Preferred

                 Director"), shall continue to serve as such director for the full term for which he shall have been elected, notwithstanding that prior to the end of such term a default in preference dividends shall cease to exist. Any Preferred Director may be removed by, and shall not be removed except by, the vote of the holders of record of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at a meeting of the stockholders, or of the holders of shares of Preferred Stock, called for that purpose. So long as a default in any preference dividends on the Preferred Stock shall exist, (A) any vacancy in the office of Preferred Director may be filled (except as provided in the following clause (B)) by an instrument in writing signed by the remaining Preferred Director and filed with the Corporation, and (B) in the case of the removal of any Preferred Director, the vacancy may be filled by the vote of the holders of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at the same meeting at which such removal shall be voted. Each director appointed as aforesaid by the remaining Preferred Director shall be deemed, for all purposes hereof, to be a Preferred Director. Whenever the term of office of the Preferred Directors shall end and a default in preference dividends shall no longer exist, the number of directors constituting the Board of Directors of the Corporation shall be reduced by two. For the purposes hereof, a "default in preference dividends" on the Preferred Stock shall be deemed to have occurred whenever the amount of accrued dividends upon any series of the Preferred Stock shall be equivalent to six full quarter-yearly dividends or more, and, having so occurred, such default shall be deemed to exist thereafter until, but only until, all accrued dividends on all shares of Preferred Stock of each and every series then outstanding shall have been paid to the end of the last preceding Dividend Period.

                          "(f)  Liquidation Rights.

                          "(1)  Upon the voluntary or involuntary dissolution,
                 liquidation or winding up of the Corporation, the holders of the shares of this Series shall be entitled to receive and to be paid out of the assets of the Corporation available for distribution to its stockholders, before any payment or distribution shall be made on the Common Stock or on any other class of stock ranking junior to this Series upon liquidation, a liquidation preference in the amount of $25 per share of this Series, plus accrued and unpaid dividends thereon.

                          "(2)  After the payment to the holders of the shares
                 of this Series of the full amount of the liquidating distribution to which they are entitled under this Section
                 (f), the holders of this Series as such shall have no right or claim to any of the remaining assets of the Corporation.

                          "(3)  If, upon any voluntary or involuntary
                 dissolution, liquidation, or winding up of the Corporation, the amounts payable with respect to the liquidation preference of the shares of this Series and any other shares of stock of the Corporation ranking as to any such distribution on a parity with the shares of this Series are not paid in full, the holders of the shares of this Series and of such other shares will share ratably in any such distribution of assets of the Corporation in proportion to the full respective liquidation preference to which they are entitled.

                          "(4)  Neither the sale of all or substantially all of
                 the property or business of the Corporation, nor the merger or consolidation of the Corporation into or with any other corporation or the merger or consolidation of any other corporation into or with the Corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Section (f).

                          "(5)  Upon the dissolution, liquidation or winding
                 up of the Corporation, the holders of shares of this Series then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders all amounts to which such holders are entitled pursuant to Section (1) of this Section (f) before any payment shall be made to the holders of any class of capital stock of the Corporation ranking junior to this Series upon liquidation.

                          "(g)  Ranking.  For purposes of this resolution, any
                 stock of any class or classes of the Corporation shall be deemed to rank:

                          "(1)  prior to the shares of this Series, either as
                 to dividends or upon liquidation, if the holders of such class or classes shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of this Series; and

                          "(2)  on a parity with shares of this Series, either
                 as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share or sinking fund provision, if any, be different from those of this Series, if the holders of such stock shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority, one over the other, as between the holders of such stock and the holders of shares of this Series; and

                          "(3)  junior to shares of this Series, either as to
                 dividends or upon liquidation, if such class shall be Common Stock or if the holders of shares of this Series shall be entitled to receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of such class or classes."

                                                                      Appendix D

                          CERTIFICATE OF DESIGNATIONS

                                       OF

                             8-3/8% PREFERRED STOCK

                                       OF

                          CHEMICAL BANKING CORPORATION

                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware


                 CHEMICAL BANKING CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), HEREBY CERTIFIES that the following resolutions were duly adopted by the Board of Directors of the Corporation on March 17, 1992 and by the Preferred Stock Committee of the Board of Directors on May 20, 1992, respectively, pursuant to authority conferred upon the Board of Directors by the provisions of the Certificate of Incorporation of the Corporation which authorize the issuance of up to 200,000,000 shares of preferred stock, $1 par value (the "Preferred Stock"), and pursuant to authority conferred upon the Preferred Stock Committee of the Board of Directors by Section 141(c) of the General Corporation Law of the State of Delaware, by the By-Laws of the Corporation and by the resolutions of the Board of Directors adopted at a meeting duly convened and held on March 17, 1992:

                 1. The Board of Directors on March 17, 1992 adopted the following resolutions authorizing a Preferred Stock Committee of the Board of Directors to act on behalf of the Board of Directors in connection with the issuance of the Preferred Stock:

                 "RESOLVED that the Board of Directors of Chemical Banking Corporation (the "Board of Directors") deems it advisable and in the best interests of Chemical Banking Corporation (the "Corporation") to provide for the issuance and sale by the Corporation from time to time of shares of preferred stock ($1 par value), in one or more series, having an aggregate liquidation preference over the Corporation's common stock, $1 par value (the "Common Stock"), not in excess of $800,000,000, with such voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions as are set forth in, or are determined in accordance with, these resolutions (the "Preferred Shares");

                 "RESOLVED that the Board of Directors deems it in the best interests of the Corporation to delegate to the Preferred Stock Committee those powers and duties set forth below;

                 "RESOLVED that the Preferred Stock Committee may, without the further action of the Board of Directors, from time to time authorize the issuance and sale from time to time of one or more series of Preferred Shares for cash or other property, as shall be determined by the Preferred Stock Committee, subject to the limitations above, and any such Preferred Shares may be sold through agents, through underwriters, through dealers and directly to purchasers, in one or more offerings registered under the Securities Act of 1933 (the "Act") or in transactions not required to be registered under the Act, all as shall be determined by the Preferred Stock Committee; and any such issuance and sale of Preferred Shares, including the issuance from time to time of any warrants for such Preferred Shares, common or preferred stock of the Corporation into which any series of Preferred Shares may be convertible or exchangeable and the issuance and sale from time to time of Depositary Shares (as hereinafter defined; it being intended that, unless the context shall otherwise require, when used in these resolutions the term "Preferred Shares" shall also include any warrants or Depositary Shares related thereto) related to the Preferred Shares, be and hereby is authorized and approved;

                 "RESOLVED that the Preferred Stock Committee be and hereby is authorized and empowered to act on behalf and in the stead of the Board of Directors in connection with the issuance of one or more series of the Preferred Shares and any common or preferred stock into which such Preferred Shares may be convertible or exchangeable and, in connection therewith, is hereby authorized, to the fullest extent permitted by the Delaware General Corporation Law as it now exists or is hereafter amended, to determine the price at which the Preferred Shares of each such series will be sold by the Corporation, to declare dividends payable on the Preferred Shares, to reserve for issuance on the books of the Corporation or otherwise a sufficient number of shares of any common or preferred stock of the Corporation into which any series of the Preferred Shares may be convertible or exchangeable and to determine the designation, preferences and privileges, the relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof;

                 "RESOLVED that, without limiting the generality of the preceding resolution, the Preferred Stock Committee is hereby expressly authorized:

                  "(i)    to determine whether the Preferred Shares will be
         issued in one or more series and the number of shares of any such series;

                 "(ii)    to fix the dividend rate or rates of such shares
         and/or the methods of determining dividends and the dates on which dividends shall be payable;

                "(iii)    to determine whether dividends of any series of
         Preferred Shares shall be cumulative or noncumulative and, if cumulative, the dates from which dividends shall commence to cumulate;

                 "(iv)    to determine the conversion or exchange provisions,
         if any, of the shares of any series of the Preferred Shares, including without limitation, the class and series of capital stock of the Corporation into which such shares shall be convertible or exchangeable;

                  "(v)    to determine whether the Corporation shall elect to
         offer (a) warrants for such Preferred Shares ("Warrants") or (b) depositary shares evidenced by depositary receipts, each representing a fraction (to be determined by the Preferred Stock Committee) of a share of a particular series of the Preferred Shares ("Depositary Shares"), which Preferred Shares will be issued and deposited with a depositary, in each case, in lieu of offering full shares of such series of the Preferred Shares;

                 "(vi)    to fix the liquidation preference of the shares of
         any series of the Preferred Shares, subject to the limitation that the aggregate liquidation preference of all the Preferred Shares issued shall not exceed $800,000,000;

                "(vii)    to determine whether the shares of any series of the
         Preferred Shares shall be subject to redemption, optional or mandatory or pursuant to a sinking fund, and, if such series shall be subject to redemption, the redemption provisions of such series; and

               "(viii)    to fix or determine any additional dividend,
         liquidation, redemption, sinking fund and other rights, preferences, privileges, limitations and restrictions thereof;

              "RESOLVED that the Preferred Stock Committee be and hereby is authorized and empowered to authorize, approve and take such other action as is deemed advisable in connection with the issuance of one or more series of the Preferred Shares, including, without limitation, the following:

                 "(i) selecting the underwriters, dealers and agents, if any, to or through which the Preferred Shares will be sold and offered;

                 "(ii) approving the form and substance, and the execution and delivery, of any underwriting agreement, agency agreement, placement agreement or other agreement to be entered into by the Corporation in connection with the issuance and sale of the Preferred Shares, including, without limitation, setting the amount of any underwriting discounts and other items constituting underwriters' compensation and any discounts and commissions allowed or paid to dealers or agents;

                 "(iii) selecting the bank or trust company which will act as depositary if Depositary Shares are offered and approving the form and substance, and the execution and delivery, of any deposit agreement to be entered into by the Corporation with such depositary; and

                 "(iv) appointing a registrar and transfer agent for the registration, transfer and exchange of the Preferred Shares and appointing a dividend disbursing agent for the Preferred Shares;

                 "RESOLVED that for each series of Preferred Shares a certificate shall be prepared and filed on behalf of the Corporation with the Secretary of State of the State of Delaware pursuant to Section 151 of the General Corporation Law of the State of Delaware (a "Certificate of Designations"); that each such Certificate of Designations be in such form as is approved by action of the Board of Directors or the Preferred Stock Committee; and that the proper officers of the Corporation be and hereby are authorized to execute and file each such Certificate of Designations pursuant to the General Corporation Law of the State of Delaware;"

                 2. The Board of Directors on March 17, 1992 adopted the following resolution fixing the voting rights of the Preferred Stock authorized by the preceding resolutions:

         "RESOLVED that the Certificate of Designations for each series of the Preferred Shares shall provide that the shares of such series shall not have any voting powers either general or special, except that:

                    "(i) Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the consent of the holders of at least 66-2/3% of all of the shares of any series at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of shares of such series shall vote together as a separate class, shall be necessary for authorizing, effecting or validating the amendment, alteration or repeal of any of the provisions of the Certificate of Incorporation or of any certificate amendatory thereof or supplemental thereto (including any Certificate of Designations or any similar document relating to any series of Preferred Stock) so as to affect adversely the preferences, rights, powers or privileges of such series;

                   "(ii) Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the consent of the holders of at least 66-2/3% of all of the shares of any such series and all other series of Preferred Stock ranking on a parity with shares of such series, either as to dividends or upon liquidation, at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of shares of such series and such other series of Preferred Stock shall vote together as a single class without regard to series, shall be necessary for authorizing, effecting or validating the creation, authorization or issue of any shares of any class of stock of the Corporation ranking prior to the shares of such series as to dividends or upon liquidation, or the reclassification of any authorized stock of the Corporation into any such prior shares, or the creation, authorization or issue of any obligation or security convertible into or evidencing the right to purchase any such prior shares; and

                 "(iii)   If at the time of any annual meeting of the
         Corporation's stockholders for the election of directors there is a default in preference dividends on the Preferred Stock, the number of directors constituting the Board of Directors of the Corporation shall be increased by two, and the holders of the Preferred Stock of all series (whether or not the holders of such series of Preferred Stock would be entitled to vote for the election of directors if such default in preference dividends did not exist), shall have the right at such meeting, voting together as a single class without regard to series, to the exclusion of the holders of Common Stock, to elect two directors of the Corporation to fill such newly created directorships. Such right shall continue until there are no dividends in arrears upon the Preferred Stock. Each director elected by the holders of shares of Preferred Stock (a "Preferred Director"), shall continue to serve as such director for the full term for which he shall have been elected, notwithstanding that prior to the end of such term a default in preference dividends shall cease to exist. Any Preferred Director may be removed by, and shall not be removed except by, the vote of the holders of record of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at a meeting of the Corporation's stockholders, or of the holders of shares of Preferred Stock, called for the purpose. So long as a default in any preference dividends on the Preferred Stock shall exist, (a) any vacancy in the office of a Preferred Director may be filled (except as provided in the following clause (b)) by an instrument in writing signed by the remaining Preferred Director and filed with the Corporation and (b) in the case of the removal of any Preferred Director, the vacancy may be filled by the vote of the holders of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at the same meeting at which such removal shall be voted. Each director appointed as aforesaid by the remaining Preferred Director shall be deemed, for all purposes hereof, to be a Preferred Director. Whenever the term of office of the Preferred Directors shall end and a default in preference dividends shall no longer exist, the number of directors constituting the Board of Directors of the Corporation shall be reduced by two. For the purposes hereof, a "default in preference dividends" on the Preferred Stock shall be deemed to have occurred whenever the amount of accrued dividends upon any series of the Preferred Stock shall be equivalent to six full quarter-yearly dividends or more, and, having so occurred, such default shall be deemed to exist thereafter until, but only until, all accrued dividends on all shares of Preferred Stock of each and every series then outstanding shall have been paid to the end of the last preceding dividend period."

                 3. The Preferred Stock Committee of the Board of Directors on May 20, 1992, pursuant to the authority conferred upon the Preferred Stock Committee of the Board of Directors by Section 141(c) of the General Corporation Law of the State of Delaware, by Section 3.03 of the By-Laws of the Corporation and by the resolutions of the Board of Directors set forth above, adopted the following resolution:

                 "RESOLVED that the issue of up to 14,000,000 shares of 8-3/8% Preferred Stock, $1 par value, of the Corporation ranking on a parity with the series of Preferred Stock of the Corporation designated as the Corporation's "Adjustable Rate Cumulative Preferred Stock", the Corporation's "Adjustable Rate Cumulative Preferred Stock, Series B", the Corporation's "Adjustable Rate Cumulative Preferred Stock, Series C", the Corporation's "10-3/4% Cumulative Preferred Stock", the Corporation's "Adjustable Rate Cumulative Preferred Stock, Series E", the Corporation's "Adjustable Rate Cumulative Preferred Stock, Series F", the Corporation's "10.96% Preferred Stock" and the Corporation's "10% Convertible Preferred Stock" is hereby authorized and the designation, preferences and privileges, relative, participating, optional and other special rights, and qualifications, limitations and restrictions of all 14,000,000 shares of this Series, in addition to those set forth in the Certificate of Incorporation of the Corporation and, with respect to voting rights, in the resolutions of the Board of Directors of the Corporation adopted on March 17, 1992, are hereby fixed as follows:

                 "1. Designation. The designation of this Series shall be 8-3/8% Preferred Stock (hereinafter referred to as the "Series") and the number of shares constituting this Series shall be Fourteen Million (14,000,000). Shares of this Series shall have a stated value of $25. The number of authorized shares of this Series may be reduced by further resolution duly adopted by the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors and by the filing of a certificate pursuant to the provisions of the General Corporation Law of the State of Delaware stating that such reduction has been so authorized, but the number of authorized shares of this Series shall not be increased.

                 "2. Dividends. (a) Dividends shall be payable on the shares of this Series: (i) for the period (the "Initial Dividend Period") from the date of original issue of shares of this Series to and including September 30, 1992, and (ii) for each quarterly dividend period thereafter (the Initial Dividend Period and each quarterly dividend period thereafter being hereinafter individually referred to as a "Dividend Period" and collectively referred to as "Dividend Periods"), which quarterly Dividend Periods shall commence on January 1, April 1, July 1 and October 1 in each year, commencing October 1, 1992 and shall end on and include the day next preceding the first day of the next Dividend Period, at a rate per annum of the stated value thereof equal to 8-3/8% (the "Dividend Rate"). Dividends shall be cumulative from such date of original issue and shall be payable, when and as declared by the Board of Directors or by the Preferred Stock Committee of the Board of Directors, on March 31, June 30, September 30 and December 31 of each year, commencing on September 30, 1992. Each such dividend shall be paid to the holders of record of shares of this Series as they appear on the stock register of the Corporation on such record date, not exceeding 45 days preceding the payment date thereof, as shall be fixed by the Board of Directors of the Corporation or by the Preferred Stock Committee of the Board of Directors. Dividends on account of arrears for any past Dividend Periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board of Directors of the Corporation or by the Preferred Stock Committee of the Board of Directors.

                 "(b) Dividends payable on this Series for any period greater or less than a full Dividend Period, including the Initial Dividend Period, shall be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed in the period. Dividends payable on this Series for each full Dividend Period shall be computed by annualizing the Dividend Rate and dividing by four.

                 "(c) No full dividends shall be declared or paid or set apart for payment on the Preferred Stock of any series ranking, as to dividends, on a parity with or junior to this Series for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on this Series for all Dividend Periods terminating on or prior to the date of payment of such full cumulative dividends. When dividends are not paid in full, as aforesaid, upon the shares of this Series and any other series of Preferred Stock ranking on a parity as to dividends with this Series, all dividends declared upon shares of this Series and any other series of Preferred Stock ranking on a parity as to dividends with this Series shall be declared pro rata so that the amount of dividends declared per share on this Series and such other Preferred Stock shall in all cases bear to each other the same ratio that accrued and unpaid dividends per share on the shares of this Series and such other Preferred Stock bear to each other. Holders of shares of this Series shall not be entitled to any dividend, whether payable in cash, property or stocks, in excess of full cumulative dividends, as herein provided, on this Series. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on this Series which may be in arrears.

                 "(d) So long as any shares of this Series are outstanding, no dividend (other than a dividend in Common Stock or in any other stock ranking junior to this Series as to dividends and upon liquidation and other than as provided in paragraph (c) of this Section 2) shall be declared or paid or set aside for payment or other distribution declared or made upon the Common Stock or upon any other stock ranking junior to or on a parity with this Series as to dividends or upon liquidation, nor shall any Common Stock or any other stock of the Corporation ranking junior to or on a parity with this Series as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to this Series as to dividends and upon liquidation) unless, in each case, the full cumulative dividends on all outstanding shares of this Series shall have been paid or declared and set aside for payment for all past Dividend Periods.

                 "3. Redemption. (a) The shares of this Series are not redeemable prior to June 1, 1997. The Corporation, at its option, may redeem shares of this Series, as a whole or in part, at any time or from time to time on or after June 1, 1997, at a redemption price of $25 per share, plus accrued and unpaid dividends thereon to the date fixed for redemption.

                 "(b) In the event that fewer than all the outstanding shares of this Series are to be redeemed, the number of shares to be redeemed shall be determined by the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors and the shares to be redeemed shall be determined by lot or pro rata as may be determined by the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors or by any other method as may be determined by the Board of Directors of the Corporation or the Preferred Stock

         Committee of the Board of Directors in its sole discretion to be equitable, provided that such method satisfies any applicable requirements of any securities exchange on which this Series is listed.

                 "(c) In the event the Corporation shall redeem shares of this Series, notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 30 or more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the stock register of the Corporation. Each such notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that dividends on the shares to be redeemed will cease to accrue on the redemption date.

                 "(d) Notice having been mailed as aforesaid, from and after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price) dividends on the shares of this Series so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

                 "(e) Any shares of this Series which shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors.

                 "(f) Notwithstanding the foregoing provisions of this Section 3, if any dividends on this Series are in arrears, no shares of this Series shall be redeemed unless all outstanding shares of this Series are simultaneously redeemed, and the Corporation shall not purchase or otherwise acquire any shares of this Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of this Series pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of this Series.

                 "4.       Conversion.  The holders of shares of this Series
shall not have any rights to convert such shares into shares of any other class or series of capital stock of the Corporation.

                 "5.  Liquidation Rights.

                 "(a) Upon the voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the holders of the shares of this Series shall be entitled to receive and to be paid out of the assets of the Corporation available for distribution to its stockholders, before any payment or distribution shall be made on the Common Stock or on any other class of stock ranking junior to this Series upon liquidation, the amount of $25 per share, plus accrued and unpaid dividends thereon.

                 "(b) After the payment to the holders of the shares of this Series of the full preferential amounts provided for in this Section 5, the holders of this Series as such shall have no right or claim to any of the remaining assets of the Corporation.

                 "(c)     If, upon any voluntary or involuntary dissolution,
         liquidation, or winding up of the Corporation, the amounts payable with respect to the stated value of the shares of this Series and any other shares of stock of the Corporation ranking as to any such distribution on a parity with the shares of this Series are not paid in full, the holders of the shares of this Series and of such other shares will share ratably in any such distribution of assets of the Corporation in proportion to the full respective stated values to which they are entitled.

                 "(d) Neither the sale of all or substantially all the property or business of the Corporation, nor the merger or consolidation of the Corporation into or with any other corporation or the merger or consolidation of any other corporation into or with the Corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Section 5.

                 "(e) Upon the dissolution, liquidation or winding up of the Corporation, the holders of shares of this Series then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders all amounts to which such holders are entitled pursuant to paragraph (a) of this Section 5 before any payment shall be made to the holder of any class of capital stock of the Corporation ranking junior to this Series upon liquidation.

                 "6.      Ranking.  For purposes of this resolution, any stock
of any class or classes of the Corporation shall be deemed to rank:

                 "(a) prior to the shares of this Series, either as to dividends or upon liquidation, if the holders of such class or classes shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of this Series;

                 "(b) on a parity with shares of this Series, either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share or sinking fund provisions, if any, be different from those of this Series, if the holders of such stock shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, without preference or priority, one over the other, as between the holders of such stock and the holders of shares of this Series; and

                 "(c) junior to shares of this Series, either as to dividends or upon liquidation, if such class shall be Common Stock or if the holders of shares of this Series shall be entitled to receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of such class or classes.

                 "7.      Voting Rights.  The shares of this Series shall have
the voting rights set forth in the resolutions of the Board of Directors of the Corporation adopted on March 17, 1992."

                                                                      Appendix E


                          CERTIFICATE OF DESIGNATIONS

                                       OF

                        7.92% CUMULATIVE PREFERRED STOCK

                                       OF

                          CHEMICAL BANKING CORPORATION

                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware


                 CHEMICAL BANKING CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), HEREBY CERTIFIES that the following resolutions were duly adopted by the Board of Directors of the Corporation on March 17, 1992 and by the Preferred Stock Committee of the Board of Directors on September 10, 1992, respectively, pursuant to authority conferred upon the Board of Directors by the provisions of the Certificate of Incorporation of the Corporation which authorize the issuance of up to 200,000,000 shares of preferred stock, $1 par value (the "Preferred Stock"), and pursuant to authority conferred upon the Preferred Stock Committee of the Board of Directors by Section 141(c) of the General Corporation Law of the State of Delaware, by the By-Laws of the Corporation and by the resolutions of the Board of Directors adopted at a meeting duly convened and held on March 17, 1992:

                 1. The Board of Directors, on March 17, 1992 adopted the following resolutions authorizing a Preferred Stock Committee of the Board of Directors to act on behalf of the Board of Directors in connection with the issuance of the Preferred Stock:

                 "RESOLVED that the Board of Directors of Chemical Banking Corporation (the "Board of Directors") deems it advisable and in the best interests of Chemical Banking Corporation (the "Corporation") to provide for the issuance and sale by the Corporation from time to time of shares of preferred stock ($1 par value), in one or more series, having an aggregate liquidation preference over the Corporation's common stock, $1 par value (the "Common Stock"), not in excess of $800,000,000, with such voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions, as are set forth in, or are determined in accordance with, these resolutions (the "Preferred Shares");

                 "RESOLVED that the Board of Directors deems it in the best interests of the Corporation to delegate to the Preferred Stock Committee those powers and duties set forth below;

                 "RESOLVED that the Preferred Stock Committee may, without the further action of the Board of Directors, from time to time authorize the issuance and sale from time to time of one or more series of Preferred Shares for cash or other property, as shall be determined by the Preferred Stock Committee, subject to the limitations above, and any such Preferred Shares may be sold through agents, through underwriters, through dealers and directly to purchasers, in one or more offerings registered under the Securities Act of 1933 (the "Act") or in transactions not required to be registered under the Act, all as shall be determined by the Preferred Stock Committee; and any such issuance and sale of Preferred Shares, including the issuance from time to time of any warrants for such Preferred Shares, common or preferred stock of the Corporation into which any series of Preferred Shares may be convertible or exchangeable and the issuance and sale from time to time of Depositary Shares (as hereinafter defined; it being intended that, unless the context shall otherwise require, when used in these resolutions the term "Preferred Shares" shall also include any warrants or Depositary Shares related thereto) related to the Preferred Shares, be and hereby is authorized and approved;

              "RESOLVED that the Preferred Stock Committee be and hereby is authorized and empowered to act on behalf and in the stead of the Board of Directors in connection with the issuance of one or more series of the Preferred Shares and any common or preferred stock into which such Preferred Shares may be convertible or exchangeable and, in connection therewith, is hereby authorized, to the fullest extent permitted by the Delaware General Corporation Law as it now exists or is hereafter amended, to determine the price at which the Preferred Shares of each such series will be sold by the Corporation, to declare dividends payable on the Preferred Shares, to reserve for issuance on the books of the Corporation or otherwise a sufficient number of shares of any common or preferred stock of the Corporation into which any series of the Preferred Shares may be convertible or exchangeable and to determine the designation, preferences and privileges, the relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof;

                 "RESOLVED that, without limiting the generality of the preceding resolution, the Preferred Stock Committee is hereby expressly authorized:

                            "(i)  to determine whether the Preferred Shares
                 will be issued in one or more series and the number of shares of any such series;

                           "(ii)  to fix the dividend rate or rates of such
                 shares and/or the methods of determining dividends and the dates on which dividends shall be payable;

                          "(iii)  to determine whether dividends of any series
                 of Preferred Shares shall be cumulative or noncumulative and, if cumulative, the dates from which dividends shall commence to cumulate;

                           "(iv)  to determine the conversion or exchange
                 provisions, if any, of the shares of any series of the Preferred Shares, including without limitation, the class and series of capital stock of the Corporation into which such shares shall be convertible or exchangeable;

                            "(v)  to determine whether the Corporation shall
                 elect to offer (a) warrants for such Preferred Shares ("Warrants") or (b) depositary shares evidenced by depositary receipts, each representing a fraction (to be determined by the Preferred Stock Committee) of a share of a particular series of the Preferred Shares ("Depositary Shares"), which Preferred Shares will be issued and deposited with a depositary, in each case, in lieu of offering full shares of such series of the Preferred Shares;

                           "(vi)  to fix the liquidation preference of the
                 shares of any series of the Preferred Shares, subject to the limitation that the aggregate liquidation preference of all the Preferred Shares issued shall not exceed $800,000,000;

                          "(vii)  to determine whether the shares of any series
                 of the Preferred Shares shall be subject to redemption, optional or mandatory or pursuant to a sinking fund, and, if such series shall be subject to redemption, the redemption provisions of such series; and

                         "(viii)  to fix or determine any additional dividend,
                 liquidation, redemption, sinking fund and other rights, preferences, privileges, limitations and restrictions thereof;

                 "RESOLVED that the Preferred Stock Committee be and hereby is authorized and empowered to authorize, approve and take such other action as is deemed advisable in connection with the issuance of one or more series of the Preferred Shares, including, without limitation, the following:

                            "(i)  Selecting the underwriters, dealers and
                 agents, if any, to or through which the Preferred Shares will be sold and offered;

                           "(ii)  approving the form and substance, and the
                 execution and delivery, of any underwriting agreement, agency agreement, placement agreement or other agreement to be entered into by the Corporation in connection with the issuance and sale of the Preferred Shares, including, without limitation, setting the amount of any underwriting discounts and other items constituting underwriters' compensation and any discounts and commissions allowed or paid to dealers or agents;

                          "(iii)  selecting the bank or trust company which
                 will act as depositary if Depositary Shares are offered and approving the form and substance, and the execution and delivery, of any deposit agreement to be entered into by the Corporation with such depositary; and

                           "(iv)  appointing a registrar and transfer agent for
                 the registration, transfer and exchange of the Preferred Shares and appointing a dividend disbursing agent for the Preferred Shares;

                 "RESOLVED that for each series of Preferred Shares a certificate shall be prepared and filed on behalf of the Corporation with the Secretary of State of the State of Delaware pursuant to
         Section 151 of the General Corporation Law of the State of Delaware (a "Certificate of Designations"); that each such Certificate of Designations be in such form as is approved by action of the Board of Directors or the Preferred Stock Committee; and that the proper officers of the Corporation be and hereby are authorized to execute and file each such Certificate of Designations pursuant to the General Corporation Law of the State of Delaware".

                 2. The Board of Directors on March 17, 1992 adopted the following resolution fixing the voting rights of the Preferred Stock authorized by the preceding resolutions:

                 "RESOLVED that the Certificate of Designations for each series of the Preferred Shares shall provide that the shares of such series shall not have any voting powers either general or special, except that:

                            "(i)  Unless the vote or consent of the holders of
                 a greater number of shares shall then be required by law, the consent of the holders of at least 66-2/3% of all of the shares of any series at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of shares of such series shall vote together as a separate class, shall be necessary for authorizing, effecting or validating the amendment, alteration or repeal of any of the provisions of the Certificate of Incorporation or of any certificate amendatory thereof or supplemental thereto (including any Certificate of Designations or any similar document relating to any series of Preferred Stock) so as to affect adversely the preferences, rights, powers or privileges of such series;

                           "(ii)  Unless the vote or consent of the holders of
                 a greater number of shares shall then be required by law, the consent of the holders of at least 66-2/3% of all of the shares of any such series and all other series of Preferred Stock ranking on a parity with shares of such series, either as to dividends or upon liquidation, at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of shares of such series and such other series of Preferred Stock shall vote together as a single class without regard to series, shall be necessary for authorizing, effecting or validating the creation, authorization or issue of any shares of any class of stock of the Corporation ranking prior to the shares of such series as to dividends or upon liquidation, or the reclassification of any authorized stock of the Corporation into any such prior shares, or the creation, authorization or issue of any obligation or security convertible into or evidencing the right to purchase any such prior shares; and

                          "(iii)  If at the time of any annual meeting of the
                 Corporation's stockholders for the election of directors there is a default in preference dividends on the Preferred Stock, the number of directors constituting the Board of Directors of the Corporation shall be increased by two, and the holders of the Preferred Stock of all series (whether or not the holders of such series of Preferred Stock would be entitled to vote for the election of directors if such default in preference dividends did not exist) shall have the right at such meeting, voting together as a single class without regard to series, to the exclusion of the holders of Common Stock, to elect two directors of the Corporation to fill such newly created directorships. Such right shall continue until there are no dividends in arrears upon the Preferred Stock. Each director elected by the holders of shares of Preferred Stock (a "Preferred Director") shall continue to serve as such director for the full term for which he shall have been elected, notwithstanding that prior to the end of such term a default in preference dividends shall cease to exist. Any Preferred Director may be removed by, and shall not be removed except by, the vote of the holders of record of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at a meeting of the Corporation's stockholders, or of the holders of shares of Preferred Stock, called for the purpose. So long as a default in any preference dividends on the Preferred Stock shall exist, (a) any vacancy in the office of a Preferred Director may be filled (except as provided in the following clause (b)) by an instrument in writing signed by the remaining Preferred Director and filed with the Corporation and (b) in the case of the removal of any Preferred Director, the vacancy may be filled by the vote of the holders of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at the same meeting at which such removal shall be voted. Each director appointed as aforesaid by the remaining Preferred Director shall be deemed, for all purposes hereof, to be a Preferred Director. Whenever the term of office of the Preferred Directors shall end and a default in preference dividends shall no longer exist, the number of directors constituting the Board of Directors of the Corporation shall be reduced by two. For the purposes hereof, a "default in preference dividends" on the Preferred Stock shall be deemed to have occurred whenever the amount of accrued dividends upon any series of the Preferred Stock shall be equivalent to six full quarter-yearly dividends or more, and, having so occurred, such default shall be deemed to exist thereafter until, but only until, all accrued dividends on all shares of Preferred Stock of each and every series then outstanding shall have been paid to the end of the last preceding dividend period."

                 3. The Preferred Stock Committee of the Board of Directors on September 10, 1992, pursuant to the authority conferred upon the Preferred Stock Committee of the Board of Directors by Section 141(c) of the General Corporation Law of the State of Delaware, by Section 3.03 of the By-Laws of the Corporation and by the resolutions of the Board of Directors set forth above, adopted the following resolution:

                 "RESOLVED that, pursuant to resolutions of the Board of Directors of Chemical Banking Corporation (the "Corporation") adopted on March 17, 1992, the issue of up to 2,000,000 shares of 7.92% Cumulative Preferred Stock, $100 stated value per share ($1 par value), of the Corporation ranking on a parity with the series of Preferred Stock of the Corporation designated as the Corporation's "Adjustable Rate Cumulative Preferred Stock, Series B", the Corporation's "Adjustable Rate Cumulative Preferred Stock, Series C", the Corporation's "10-3/4% Cumulative Preferred Stock", the Corporation's "Adjustable Rate Cumulative Preferred Stock, Series E", the Corporation's "Adjustable Rate Cumulative Preferred Stock, Series F", the

         Corporation's "10.96% Preferred Stock", the Corporation's "10% Convertible Preferred Stock" and the Corporation's "8-3/8% Preferred Stock" is hereby authorized and the designation, preferences and privileges, relative, participating, optional and other special rights, and qualifications, limitations and restrictions of all 2,000,000 shares of this Series, in addition to those set forth in the Certificate of Incorporation of the Corporation and, with respect to voting rights, in the resolutions of the Board of Directors of the Corporation adopted on March 17, 1992, are hereby fixed as follows:

                 "1. Designation. The designation of this Series shall be 7.92% Cumulative Preferred Stock (hereinafter referred to as the "Series") and the number of shares constituting this Series shall be Two Million (2,000,000). Shares of this Series shall have a stated value of $100. The number of authorized shares of this Series may be reduced by further resolution duly adopted by the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors and by the filing of a certificate pursuant to the provisions of the General Corporation Law of the State of Delaware stating that such reduction has been so authorized, but the number of authorized shares of this Series shall not be increased.

                 "2. Dividends. (a) Dividends shall be payable on the shares of this Series: (i) for the period (the "Initial Dividend Period") from the date of original issue of shares of this Series to and including December 31, 1992, and (ii) for each quarterly dividend period thereafter (the Initial Dividend Period and each quarterly dividend period thereafter being hereinafter individually referred to as a "Dividend Period" and collectively referred to as "Dividend Periods"), which quarterly Dividend Periods shall commence on January 1, April 1, July 1 and October 1 in each year, commencing January 1, 1993, and shall end on and include the day next preceding the first day of the next Dividend Period, at a rate per annum of the stated value thereof equal to 7.92% (the "Dividend Rate"). Dividends shall be cumulative from such date of original issue and shall be payable, when and as declared by the Board of Directors or by the Preferred Stock Committee of the Board of Directors, on March 31, June 30, September 30 and December 31 of each year, commencing on December 31, 1992. Each such dividend shall be paid to the holders of record of shares of this Series as they appear on the stock register of the Corporation on such record date, not exceeding 45 days preceding the payment date thereof, as shall be fixed by the Board of Directors of the Corporation or by the Preferred Stock Committee of the Board of Directors. Dividends on account of arrears for any past Dividend Periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board of Directors of the Corporation or by the Preferred Stock Committee of the Board of Directors.

                 "(b) Dividends payable on this Series for any period greater or less than a full Dividend Period, including the Initial Dividend Period, shall be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed in the period. Dividends payable on this Series for each full Dividend Period shall be computed by annualizing the Dividend Rate and dividing by four.

                 "(c) No full dividends shall be declared or paid or set apart for payment on the Preferred Stock of any series ranking, as to dividends, on a parity with or junior to this Series for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on this Series for all Dividend Periods terminating on or prior to the date of payment of such full cumulative dividends. When dividends are not paid in full, as aforesaid, upon the shares of this Series and any other series of Preferred Stock ranking on a parity as to dividends with this Series, all dividends declared upon shares of this Series and any other series of Preferred Stock ranking on a parity as to dividends with this Series shall be declared pro rata so that the amount of dividends declared per share on this Series and such other Preferred Stock shall in all cases bear to each other the same ratio that accrued and unpaid dividends per share on the shares of this Series and such other Preferred Stock bear to each other. Holders of shares of this Series shall not be entitled to any dividend, whether payable in cash, property or stocks, in excess of full cumulative dividends, as herein provided, on this Series. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on this Series which may be in arrears.

                 "(d) So long as any shares of this Series are outstanding, no dividend (other than a dividend in Common Stock or in any other stock ranking junior to this Series as to dividends and upon liquidation and other than as provided in paragraph (c) of this Section 2) shall be declared or paid or set aside for payment or other distribution declared or made upon the Common Stock or upon any other stock ranking junior to or on a parity with this Series as to dividends or upon liquidation, nor shall any Common Stock or any other stock of the Corporation ranking junior to or on a parity with this Series as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to this Series as to dividends and upon liquidation) unless, in each case, the full cumulative dividends on all outstanding shares of this Series shall have been paid or declared and set aside for payment for all past Dividend Periods.

                 "3. Redemption. (a) The shares of this Series are not redeemable prior to October 1, 1997. The Corporation, at its option, may redeem shares of this Series, as a whole or in part, at any time or from time to time on or after October 1, 1997, at a redemption price of $100 per share, plus accrued and unpaid dividends thereon to the date fixed for redemption.

                 "(b) In the event that fewer than all the outstanding shares of this Series are to be redeemed, the number of shares to be redeemed shall be determined by the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors and the shares to be redeemed shall be determined by lot or pro rata as may be determined by the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors or by any other method as may be determined by the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors in its sole discretion to be equitable, provided that such method satisfies any applicable requirements of any securities exchange on which this Series is listed.

                 "(c) In the event the Corporation shall redeem shares of this Series, notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 30 or more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the stock register of the Corporation. Each such notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and
(v) that dividends on the shares to be redeemed will cease to accrue on the redemption date.

                 "(d) Notice having been mailed as aforesaid, from and after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price) dividends on the shares of this Series so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

                 "(e) Any shares of this Series which shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors.

                 "(f) Notwithstanding the foregoing provisions of this Section 3, if any dividends on this Series are in arrears, no shares of this Series shall be redeemed unless all outstanding shares of this Series are simultaneously redeemed, and the Corporation shall not purchase or otherwise acquire any shares of this Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of this Series pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of this Series.

                 "4. Conversion. The holders of shares of this Series shall not have any rights to convert such shares into shares of any other class or series of capital stock of the Corporation.

                 "5.  Liquidation Rights.

                 "(a) Upon the voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the holders of the shares of this Series shall be entitled to receive and to be paid out of the assets of the Corporation available for distribution to its stockholders, before any payment or distribution shall be made on the Common Stock or on any other class of stock ranking junior to this Series upon liquidation, the amount of $100 per share, plus accrued and unpaid dividends thereon.

                 "(b) After the payment to the holders of the shares of this Series of the full preferential amounts provided for in this Section 5, the holders of this Series as such shall have no right or claim to any of the remaining assets of the Corporation.

                 "(c) If, upon any voluntary or involuntary dissolution, liquidation, or winding up of the Corporation, the amounts payable with respect to the stated value of the shares of this Series and any other shares of stock of the Corporation ranking as to any such distribution on a parity with the shares of this Series are not paid in full, the holders of the shares of this Series and of such other shares will share ratably in any such distribution of assets of the Corporation in proportion to the full respective stated values to which they are entitled.

                 "(d) Neither the sale of all or substantially all the property or business of the Corporation, nor the merger or consolidation of the Corporation into or with any other corporation or the merger or consolidation of any other corporation into or with the Corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Section 5.

                 "(e) Upon the dissolution, liquidation or winding up of the Corporation, the holders of shares of this Series then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders all amounts to which such holders are entitled pursuant to paragraph (a) of this Section 5 before any payment shall be made to the holder of any class of capital stock of the Corporation ranking junior to this Series upon liquidation.

                 "6.      Ranking.  For purposes of this resolution, any stock
of any class or classes of the Corporation shall be deemed to rank:

                 "(a) prior to the shares of this Series, either as to dividends or upon liquidation, if the holders of such class or classes shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of this Series;

                 "(b) on a parity with shares of this Series, either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share or sinking fund provisions, if any, be different from those of this Series, if the holders of such stock shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, without preference or priority, one over the other, as between the holders of such stock and the holders of shares of this Series; and

                 "(c) junior to shares of this Series, either as to dividends or upon liquidation, if such class shall be Common Stock or if the holders of shares of this Series shall be entitled to receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of such class or classes.

                 "7. Voting Rights. The shares of this Series shall have the voting rights set forth in the resolutions of the Board of Directors of the Corporation adopted on March 17, 1992."

                                                                      Appendix F



                          CERTIFICATE OF DESIGNATIONS

                                       OF

                        7.58% CUMULATIVE PREFERRED STOCK

                                       OF

                          CHEMICAL BANKING CORPORATION

                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware


                 CHEMICAL BANKING CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), HEREBY CERTIFIES that the following resolutions were duly adopted by the Board of Directors of the Corporation on March 17, 1992 and September 15, 1992, and by the Preferred Stock Committee of the Board of Directors on March 16, 1993, respectively, pursuant to authority conferred upon the Board of Directors by the provisions of the Certificate of Incorporation of the Corporation which authorize the issuance of up to 200,000,000 shares of preferred stock, $1 par value (the "Preferred Stock"), and pursuant to authority conferred upon the Preferred Stock Committee of the Board of Directors by Section 141(c) of the General Corporation Law of the State of Delaware, by the By-Laws of the Corporation and by the resolutions of the Board of Directors adopted at meetings duly convened and held on March 17, 1992 and September 15, 1992:

                 1. The Board of Directors on March 17, 1992 adopted the following resolutions authorizing a Preferred Stock Committee of the Board of Directors to act on behalf of the Board of Directors in connection with the issuance of the Preferred Stock:

                 "RESOLVED that the Board of Directors of Chemical Banking Corporation (the "Board of Directors") deems it advisable and in the best interests of Chemical Banking Corporation (the "Corporation") to provide for the issuance and sale by the Corporation from time to time of shares of preferred stock ($1 par value), in one or more series, having an aggregate liquidation preference over the Corporation's common stock, $1 par value (the "Common Stock"), not in excess of $800,000,000, with such voting powers, designations, preferences, and relative, participating, optional or other special rights, and qualifications, limitations or restrictions, as are set forth in, or are determined in accordance with, these resolutions (the "Preferred Shares");

                 "RESOLVED that the Board of Directors deems it in the best interest of the Corporation to delegate to the

         Preferred Stock Committee those powers and duties set forth below;

                 "RESOLVED that the Preferred Stock Committee may, without the further action of the Board of Directors, from time to time authorize the issuance and sale from time to time of one or more series of Preferred Shares for cash or other property, as shall be determined by the Preferred Stock Committee, subject to the limitations above, and any such Preferred Shares may be sold through agents, through underwriters, through dealers and directly to purchasers, in one or more offerings registered under the Securities Act of 1933 (the "Act") or in transactions not required to be registered under the Act, all as shall be determined by the Preferred Stock Committee; and any such issuance and sale of Preferred Shares, including the issuance from time to time of any warrants for such Preferred Shares, common or preferred stock of the Corporation into which any series of Preferred Shares may be convertible or exchangeable and the issuance and sale from time to time of Depositary Shares (as hereinafter defined; it being intended that, unless the context shall otherwise require, when used in these resolutions the term "Preferred Shares" shall also include any warranty or Depositary Shares related thereto) related to the Preferred Shares, be and hereby is authorized and approved;

                 "RESOLVED that the Preferred Stock Committee be and hereby is authorized and empowered to act on behalf and in the stead of the Board of Directors in connection with the issuance of one or more series of the Preferred Shares and any common or preferred stock into which such Preferred Shares may be convertible or exchangeable and, in connection therewith, is hereby authorized, to the fullest extent permitted by the Delaware General Corporation Law as it now exists or is hereafter amended, to determine the price at which the Preferred Shares of each such series will be sold by the Corporation, to declare dividends payable on the Preferred Shares, to reserve for issuance on the books of the Corporation or otherwise a sufficient number of shares of any common or preferred stock of the Corporation into which any series of the Preferred Shares may be convertible or exchangeable and to determine the designation, preferences and privileges, the relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof;

                 "RESOLVED that, without limiting the generality of the preceding resolution, the Preferred Stock Committee is hereby expressly authorized:

                          "(i)  to determine whether the Preferred Shares will
                 be issued in one or more series and the number of shares of any such series;

                          "(ii)  to fix the dividend rate or rates of such
                 shares and/or the methods of determining dividends and the dates on which dividends shall be payable;

                          "(iii)  to determine whether dividends of any series
                 of Preferred Shares shall be cumulative or noncumulative and, if cumulative, the dates from which dividends shall commence to cumulate;

                          "(iv)  to determine the conversion or exchange
                 provisions, if any, of the shares of any series of the Preferred Shares, including without limitation, the class and series of capital stock of the Corporation into which such shares shall be convertible or exchangeable;

                          "(v)  to determine whether the Corporation shall
                 elect to offer (a) warrants for such Preferred Shares ("Warrants") or (b) depositary shares evidenced by depositary receipts, each representing a fraction (to be determined by the Preferred Stock Committee) of a share of a particular series of the Preferred Shares ("Depositary Shares"), which Preferred Shares will be issued and deposited with a depositary, in each case, in lieu of offering full shares of such series of the Preferred Shares;

                          "(vi)  to fix the liquidation preference of the
                 shares of any series of the Preferred Shares, subject to the limitation that the aggregate liquidation preference of all the Preferred Shares issued shall not exceed $800,000,000;

                          "(vii)  to determine whether the shares of any series
                 of the Preferred Shares shall be subject to redemption, optional or mandatory or pursuant to a sinking fund, and, if such series shall be subject to redemption, the redemption provisions of such series; and

                          "(viii)  to fix or determine any additional dividend,
                 liquidation, redemption, sinking fund and other rights, preferences, privileges, limitations and restrictions thereof;


                 "RESOLVED that the Preferred Stock Committee be and hereby is authorized and empowered to authorize, approve and take such other action as is deemed advisable in connection with the issuance of one or more series of the Preferred Shares, including without limitation, the following:

                          "(i)  selecting the underwriters, dealers and agents,
                 if any, to or through which the Preferred Shares will be sold and offered;

                          "(ii)  approving the form and substance, and the
                 execution and delivery, of any underwriting agreement, agency agreement, placement agreement or other agreement to be entered into by the Corporation in connection with the issuance and sale of the Preferred Shares, including, without limitation, setting the amount of any underwriting discounts and other items constituting underwriters' compensation and any discounts and commissions allowed or paid to dealers or agents;

                          "(iii)  selecting the bank or trust company which
                 will act as depositary if Depositary Shares are offered and approving the form and substance, and the execution and delivery, of any deposit agreement to be entered into by the Corporation with such depositary; and

                          "(iv)  appointing a registrar and transfer agent for
                 the registration, transfer and exchange of the Preferred Shares and appointing a dividend disbursing agent for the Preferred Shares;

                 "RESOLVED that for each series of Preferred Shares a certificate shall be prepared and filed on behalf of the Corporation with the Secretary of State of the State of Delaware pursuant to
         Section 151 of the General Corporation Law of the State of Delaware (a "Certificate of Designations"); that each such Certificate of Designations be in such form as is approved by action of the Board of Directors or the Preferred Stock Committee; and that the proper officers of the Corporation be and hereby are authorized to execute and file each such Certificate of Designations pursuant to the General Corporation Law of the State of Delaware."

                 2. The Board of Directors on September 15, 1992 adopted the following resolution authorizing a Preferred Stock Committee of the Board of Directors to act on behalf of the Board of Directors in connection with the issuance of additional shares of the Preferred Stock:

                 "RESOLVED that the Board of Directors of Chemical Banking Corporation (the "Board of Directors") deems it advisable and in the best interests of Chemical Banking Corporation (the "Corporation") to amend certain resolutions adopted by the Board of Directors on March 17, 1992 pertaining to the authority of the Preferred Stock Committee of the Board (the "March 17, 1992 Resolutions") to authorize the Preferred Stock Committee of the Board of Directors to approve the issuance and sale by the Corporation from time to time of Preferred Shares as defined in the March 17, 1992 Resolutions, in one or more series, having an additional aggregate liquidation preference over the Corporation's common stock, $1 par value, not in excess of $1,300,000,000 (an increase of $500,000,000 from the $800,000,000 authorized under the March 17, 1992 Resolutions), with such voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions, as are set forth in, or are determined in accordance with the March 17, 1992 Resolutions which shall in all other respects remain in full force and effect and are hereby ratified and affirmed."

                 3. The Board of Directors on March 17, 1992 adopted the following resolution fixing the voting rights of the Preferred Stock authorized by the preceding resolutions:

                 "RESOLVED that the Certificate of Designations for each series of the Preferred Shares shall provide that the shares of such series shall not have any voting powers either general or special except that:

                          "(i)  Unless the vote or consent of the holders of a
                 greater number of shares shall then be required by law, the consent of the holders of at least 66-2/3% of all of the shares of any series at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of shares of such series shall vote together as a separate class, shall be necessary for authorizing, effecting or validating the amendment, alteration or repeal of any of the provisions of the Certificate of Incorporation or of any certificate amendatory thereof or supplemental thereto (including any Certificate of Designations or any similar document relating to any series of Preferred Stock) so as to affect adversely the preferences, rights, powers or privileges of such series;

                          "(ii)  Unless the vote or consent of the holders of a
                 greater number of shares shall then be required by law, the consent of the holders of at least 66-2/3% of all of the shares of any such series and all other series of Preferred Stock ranking on a parity with shares of such series, either as to dividends or upon liquidation, at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of shares of such series and such other series of Preferred Stock shall vote together as a single class without regard to series, shall be necessary for authorizing, effecting or validating the creation, authorization or issue of any shares of any class of stock of the Corporation ranking prior to the shares of such series as to dividends or upon liquidation, or the reclassification of any authorized stock of the Corporation into any such prior shares, or the creation, authorization or issue of any obligation or security convertible into or evidencing the right to purchase any such prior shares; and

                          "(iii)  If at the time of any annual meeting of the
                 Corporation's stockholders for the election of directors there is a default in preference dividends on the Preferred Stock, the number of directors constituting the Board of Directors of the Corporation shall be increased by two, and the holders of the Preferred Stock of all series (whether or not the holders of such series of Preferred Stock would be entitled to vote for the election of directors if such default in preference dividends did not exist), shall have the right at such meeting, voting together as a single class without regard to series, to the exclusion of the holders of Common Stock, to elect two directors of the Corporation to fill such newly created directorships. Such right shall continue until there are no dividends in arrears upon the Preferred Stock. Each director elected by the holders of shares of Preferred Stock (a "Preferred Director"), shall continue to serve as such director for the full term for which he shall have been elected, notwithstanding that prior to the end of such term a default in preference dividends shall cease to exist. Any Preferred Director may be removed by, and shall not be removed except by, the vote of the holders of record of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at a meeting of the Corporation's stockholders, or of the holders of shares of Preferred Stock, called for the purpose. So long as a default in any preference dividends on the Preferred Stock shall exist, (a) any vacancy in the office of a Preferred Director may be filled (except as provided in the following clause (b)) by an instrument in writing signed by the remaining Preferred Director and filed with the Corporation and (b) in the case of the removal of any Preferred Director, the vacancy may be filled by the vote of the holders of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at the same meeting at which such removal shall be voted. Each director appointed as aforesaid by the remaining Preferred Director shall be deemed, for all purposes hereof, to be a Preferred Director. Whenever the term of office of the Preferred Directors shall end and a default in preference dividends shall no longer exist, the number of directors constituting the Board of Directors of the Corporation shall be reduced by two. For the purposes hereof, a "default in preference dividends" on the Preferred Stock shall be deemed to have occurred whenever the amount of accrued dividends upon any series of the Preferred Stock shall be equivalent to six full quarter-yearly dividends or more, and having so occurred, such default shall be deemed to exist thereafter until, but only until, all accrued dividends on all shares of Preferred Stock of each and every series then outstanding shall have been paid to the end of the last preceding dividend period."

                 4. The Preferred Stock Committee of the Board of Directors on March 16, 1993, pursuant to the authority conferred upon the Preferred Stock Committee of the Board of Directors by Section 141(c) of the General Corporation Law of the State of Delaware, by Section 3.03 of the By-Laws of the Corporation and by the resolutions of the Board of Directors set forth above, adopted the following resolution:

                 "RESOLVED that, pursuant to resolutions of the Board of Directors of Chemical Banking Corporation (the "Corporation") adopted on March 17, 1992 and September 15, 1992, the issue of up to 2,300,000 shares of 7.58% Cumulative Preferred Stock, $100 stated value per share ($1 par value) of the Corporation ranking on a parity with the series of Preferred Stock of the Corporation designated as the Corporation's "Adjustable Rate Cumulative Preferred Stock, Series C", the Corporation's "10-3/4% Cumulative Preferred Stock", the Corporation's "Adjustable Rate Cumulative Preferred Stock, Series E", the Corporation's "Adjustable Rate Cumulative Preferred Stock, Series F", the Corporation's "10.96% Preferred Stock", the Corporation's "10% Convertible Preferred Stock", the Corporation's "8-3/8% Preferred Stock" and the Corporation's "7.92% Cumulative Preferred Stock" is hereby authorized and the designation, preferences and privileges, relative, participating, optional and other special rights, and qualifications, limitations and restrictions of all 2,300,000 shares of this Series, in addition to those set forth in the Certificate of Incorporation of the Corporation and, with respect to voting rights, in the resolutions of the Board of Directors of the Corporation adopted on March 17, 1992 and September 15, 1992, are hereby fixed as follows:

                          "1.  Designation.  The designation of this Series
                 shall be 7.58% Cumulative Preferred Stock (hereinafter referred to as the "Series") and the number of shares constituting this series shall be 2,300,000. Shares of this Series shall have a stated value of $100. The number of authorized shares of this Series may be reduced by further resolution duly adopted by the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors and by the filing of a certificate pursuant to the provisions of the

                 General Corporation Law of the State of Delaware stating that such reduction has been so authorized, but the number of authorized shares of this Series shall not be increased.

                          "2.  Dividends.  (a)  Dividends shall be payable on
                 the shares of this Series: (i) for the period (the "Initial Dividend Period") from the date of original issue of shares of this Series to and including June 30, 1993, and (ii) for each quarterly dividend period thereafter (the Initial Dividend Period and each quarterly dividend period thereafter being hereinafter individually referred to as a "Dividend Period" and collectively referred to as "Dividend Periods"), which quarterly Dividend Periods shall commence on January 1, April 1, July 1 and October 1 in each year, commencing July 1, 1993, and shall end on and include the day next preceding the first day of the next Dividend Period, at a rate per annum of the stated value thereof equal to 7.58% (the "Dividend Rate"). Dividends shall be cumulative from such date of original issue and shall be payable, when and as declared by the Board of Directors or by the Preferred Stock Committee of the Board of Directors, on March 31, June 30, September 30 and December 31 of each year, commencing on June 30, 1993. Each such dividend shall be paid to the holders of record of shares of this Series as they appear on the stock register of the Corporation on such record date, not exceeding 45 days preceding the payment date thereof, as shall be fixed by the Board of Directors of the Corporation or by the Preferred Stock Committee of the Board of Directors. Dividends on account of arrears for any past Dividend Periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board of Directors of the Corporation or by the Preferred Stock Committee of the Board of Directors.

                          "(b)  Dividends payable on this Series for any period
                 greater or less than a full Dividend Period, including the Initial Dividend Period, shall be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed in the period. Dividends payable on this Series for each full Dividend Period shall be computed by annualizing the Dividend Rate and dividing by four.

                          "(c)  No full dividends shall be declared or paid or
                 set apart for payment on the Preferred Stock of any series ranking, as to dividends, on a parity with or junior to this Series for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on this Series for all Dividend Periods terminating on or prior to the date of payment of such full cumulative dividends. When dividends are not paid in full, as aforesaid, upon the shares of this Series and any other series of Preferred Stock ranking on a parity as to dividends with this Series, all dividends declared upon shares of this Series and any other series of Preferred Stock ranking on a parity as to dividends with this Series shall be declared pro rata so that the amount of dividends declared per share on this Series and such other Preferred Stock shall in all cases bear to each other the same ratio that accrued and unpaid dividends per share on the shares of this Series and such other Preferred Stock bear to each other. Holders of shares of this Series shall not be entitled to any dividend, whether payable in cash, property or stock, in excess of full cumulative dividends, as herein provided, on this Series. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on this Series which may be in arrears.

                          "(d)  So long as any shares of this Series are
                 outstanding, no dividend (other than a dividend in Common Stock or in any other stock ranking junior to this Series as to dividends and upon liquidation and other than as provided in paragraph (c) of this Section 2) shall be declared or paid or set aside for payment or other distribution declared or made upon the Common Stock or upon any other stock ranking junior to or on a parity with this Series as to dividends or upon liquidation, nor shall any Common Stock or any other stock of the Corporation ranking junior to or on a parity with this Series as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to this Series as to dividends and upon liquidation) unless, in each case, the full cumulative dividends on all outstanding shares of this Series shall have been paid or declared and set aside for payment for all past Dividend Periods.

                          "3.  Redemption.  (a)  The shares of this Series are
                 not redeemable prior to April 1, 1998. The Corporation, at its option, may redeem shares of this Series, as a whole or in part, at any time or from time to time on or after April 1, 1998, at a redemption price of $100 per share plus accrued and unpaid dividends thereon to the date fixed for redemption.

                          "(b)  In the event that fewer than all the
                 outstanding shares of this Series are to be redeemed, the number of shares to be redeemed shall be determined by the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors and the shares to be redeemed shall be determined by lot or pro rata as may be determined by the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors or by any other method as may be determined by the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors in its sole discretion to be equitable, provided that such method satisfies any applicable requirements of any securities exchange on which this Series is listed.

                          "(c)  In the event the Corporation shall redeem
                 shares of this Series, notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 30 or more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the stock register of the Corporation. Each such notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that dividends on the shares to be redeemed will cease to accrue on the redemption date.

                          "(d)  Notice having been mailed as aforesaid, from
                 and after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price) dividends on the shares of this Series so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

                          "(e)  Any shares of this Series which shall at any
                 time have been redeemed shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors.

                          "(f)  Notwithstanding the foregoing provisions of
                 this Section 3, if any dividends on this Series are in arrears, no shares of this Series shall be redeemed unless all outstanding shares of this Series are simultaneously redeemed, and the Corporation shall not purchase or otherwise acquire any shares of this Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of this Series pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of this Series.

                          "4.  Conversion.  The holders of shares of this
                 Series shall not have any rights to convert such shares into shares of any other class or series of capital stock of the Corporation.

                          "5.  Liquidation Rights.  (a)  Upon the voluntary or
                 involuntary dissolution, liquidation or winding up of the Corporation, the holders of the shares of this Series shall be entitled to receive and to be paid out of the assets of the Corporation available for distribution to its stockholders, before any payment or distribution shall be made on the Common Stock or on any other class of stock ranking junior to this Series upon liquidation, the amount of $100 per share, plus accrued and unpaid dividends thereon.

                          "(b)  After the payment to the holders of the shares
                 of this Series of the full preferential amounts provided for in this Section 5, the holders of this Series as such shall have no right or claim to any of the remaining assets of the Corporation.

                          "(c)  If, upon any voluntary or involuntary
                 dissolution, liquidation, or winding up of the Corporation, the amounts payable with respect to the stated value of the shares of this Series and any other shares of stock of the Corporation ranking as to any such distribution on a parity with the Shares of this Series are not paid in full, the holders of the shares of this Series and of such other shares will share ratably in any such distribution of assets of the Corporation in proportion to the full respective stated values to which they are entitled.

                         "(d)  Neither the sale of all or substantially all the
                 property or business of the Corporation, nor the merger or consolidation of the Corporation into or with any other corporation or the merger or consolidation of any other corporation into or with the Corporation, shall be deemed to be a dissolution, liquidation, or winding up, voluntary or involuntary, for the purposes of this Section 5.

                          "(e)  Upon the dissolution, liquidation or winding up
                 of the Corporation, the holders of shares of this Series then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders all amounts to which such holders are entitled pursuant to paragraph (a) of this Section 5 before any payment shall be made to the holder of any class of capital stock of the Corporation ranking junior to this Series upon liquidation.

                          "6.  Ranking.  For purposes of this resolution, any
                 stock of any class or classes of the Corporation shall be deemed to rank:

                          "(a)  prior to the shares of this Series, either as
                 to dividends or upon liquidation, if the holders of such class or classes shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of this Series;

                          "(b)  on a parity with shares of this Series, either
                 as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share or sinking fund provisions, if any, be different from those of this Series, if the holders of such shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, without preference or priority, one over the other, as between the holders of such stock and the holders of shares of this Series; and

                          "(c)  junior to shares of this Series, either as to
                 dividends or upon liquidation, if such class shall be Common Stock or if the holders of shares of this Series shall be entitled to receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of such class or classes.

                          "7.  Voting Rights.  The shares of this Series shall
                 have the voting rights set forth in the resolutions of the Board of Directors of the Corporation adopted on March 17, 1992."

                                                                      Appendix G


                          CERTIFICATE OF DESIGNATIONS

                                       OF

                       7-1/2% CUMULATIVE PREFERRED STOCK

                                       OF

                          CHEMICAL BANKING CORPORATION

                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware

                 CHEMICAL BANKING CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), HEREBY CERTIFIES that the following resolutions were duly adopted by the Board of Directors of the Corporation on March 17, 1992 and September 15, 1992, and by the Preferred Stock Committee of the Board of Directors on March 16, 1993, respectively, pursuant to authority conferred upon the Board of Directors by the provisions of the Certificate of Incorporation of the Corporation which authorize the issuance of up to 200,000,000 shares of preferred stock, $1 par value (the "Preferred Stock"), and pursuant to authority conferred upon the Preferred Stock Committee of the Board of Directors by Section 141(c) of the General Corporation Law of the State of Delaware, by the By-Laws of the Corporation and by the resolutions of the Board of Directors adopted at meetings duly convened and held on March 17, 1992 and September 15, 1992:

                 1. The Board of Directors on March 17, 1992 adopted the following resolutions authorizing a Preferred Stock Committee of the Board of Directors to act on behalf of the Board of Directors in connection with the issuance of the Preferred Stock:

                          "RESOLVED that the Board of Directors of Chemical
                 Banking Corporation (the "Board of Directors") deems it advisable and in the best interests of Chemical Banking Corporation (the "Corporation") to provide for the issuance and sale by the Corporation from time to time of shares of preferred stock ($1 par value), in one or more series, having an aggregate liquidation preference over the Corporation's common stock, $1 par value (the "Common Stock"), not in excess of $800,000,000, with such voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions, as are set forth in, or are determined in accordance with, these resolutions (the "Preferred Shares");

                 "RESOLVED that the Board of Directors deems it in the best interests of the Corporation to delegate to the Preferred Stock Committee those powers and duties set forth below;

                 "RESOLVED that the Preferred Stock Committee may, without the further action of the Board of Directors, from time to time authorize the issuance and sale from time to time of one or more series of Preferred Shares for cash or other property, as shall be determined by the Preferred Stock Committee, subject to the limitations above, and any such Preferred Shares may be sold through agents, through underwriters, through dealers and directly to purchasers, in one or more offerings registered under the Securities Act of 1933 (the "Act") or in transactions not required to be registered under the Act, all as shall be determined by the Preferred Stock Committee; and any such issuance and sale of Preferred Shares, including the issuance from time to time of any warrants for such Preferred Shares, common or preferred stock of the Corporation into which any series of Preferred Shares may be convertible or exchangeable and the issuance and sale from time to time of Depositary Shares (as hereinafter defined; it being intended that, unless the context shall otherwise require, when used in these resolutions the term "Preferred Shares" shall also include any warrants or Depositary Shares related thereto) related to the Preferred Shares, be and hereby is authorized and approved;

                 "RESOLVED that the Preferred Stock Committee be and hereby is authorized and empowered to act on behalf and in the stead of the Board of Directors in connection with the issuance of one or more series of the Preferred Shares and any common or preferred stock into which such Preferred Shares may be convertible or exchangeable and, in connection therewith, is hereby authorized, to the fullest extent permitted by the Delaware General Corporation Law as it now exists or is hereafter amended, to determine the price at which the Preferred Shares of each such series will be sold by the Corporation, to declare dividends payable on the Preferred Shares, to reserve for issuance on the books of the Corporation or otherwise a sufficient number of shares of any common or preferred stock of the Corporation into which any series of the Preferred Shares may be convertible or exchangeable and to determine the designation, preferences and privileges, the relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof;

                 "RESOLVED that, without limiting the generality of the preceding resolution, the Preferred Stock Committee is hereby expressly authorized:

                          "(i)  to determine whether the Preferred Shares will
                 be issued in one or more series and the number of shares of any such series;

                          "(ii)  to fix the dividend rate or rates of such
                 shares and/or the methods of determining dividends and the dates on which dividends shall be payable;

                          "(iii)  to determine whether dividends of any series
                 of Preferred Shares shall be cumulative or noncumulative and, if cumulative, the dates from which dividends shall commence to cumulate;

                          "(iv)  to determine the conversion or exchange
                 provisions, if any, of the shares of any series of the Preferred Shares, including without limitation, the class and series of capital stock of the Corporation into which such shares shall be convertible or exchangeable;

                          "(v)  to determine whether the Corporation shall
                 elect to offer (a) warrants for such Preferred Shares ("Warrants") or (b) depositary shares evidenced by depositary receipts, each representing a fraction (to be determined by the Preferred Stock Committee) of a share of a particular series of the Preferred Shares ("Depositary Shares"), which Preferred Shares will be issued and deposited with a depositary, in each case, in lieu of offering full shares of such series of the Preferred Shares;

                          "(vi)  to fix the liquidation preference of the
                 shares of any series of the Preferred Shares, subject to the limitation that the aggregate liquidation preference of all the Preferred Shares issued shall not exceed $800,000,000;

                          "(vii)  to determine whether the shares of any series
                 of the Preferred Shares shall be subject to redemption, optional or mandatory or pursuant to a sinking fund, and, if such series shall be subject to redemption, the redemption provisions of such series; and

                          "(viii)  to fix or determine any additional dividend,
                 liquidation, redemption, sinking fund and other rights, preferences, privileges, limitations and restrictions thereof;

                 "RESOLVED that the Preferred Stock Committee be and hereby is authorized and empowered to authorize, approve and take such other action as is deemed advisable in connection with the issuance of one or more series of the Preferred Shares, including, without limitation, the following:

                          "(i)  selecting the underwriters, dealers and agents,
                 if any, to or through which the Preferred Shares will be sold and offered;

                          "(ii)  approving the form and substance, and the
                 execution and delivery, of any underwriting agreement, agency agreement, placement agreement or other agreement to be entered into by the Corporation in connection with the issuance and sale of the Preferred Shares, including, without limitation, setting the amount of any underwriting discounts and other items constituting underwriters' compensation and any discounts and commissions allowed or paid to dealers or agents;

                          "(iii)  selecting the bank or trust company which
                 will act as depositary if Depositary Shares are offered and approving the form and substance, and the execution and delivery, of any deposit agreement to be entered into by the Corporation with such depositary; and

                          "(iv)  appointing a registrar and transfer agent for
                 the registration, transfer and exchange of the Preferred Shares and appointing a dividend disbursing agent for the Preferred Shares;

                          "RESOLVED that for each series of Preferred Shares a certificate shall be prepared and filed on behalf of the Corporation with the Secretary of State of the State of Delaware pursuant to
         Section 151 of the General Corporation Law of the State of Delaware (a "Certificate of Designations"); that each such Certificate of Designations be in such form as is approved by action of the Board of Directors or the Preferred Stock Committee; and that the proper officers of the Corporation be and hereby are authorized to execute and file each such Certificate of Designations pursuant to the General Corporation Law of the State of Delaware."

                 2. The Board of Directors on September 15, 1992 adopted the following resolution authorizing a Preferred Stock Committee of the Board of Directors to act on behalf of the Board of Directors in connection with the issuance of additional shares of the Preferred Stock:

                 "RESOLVED that the Board of Directors of Chemical Banking Corporation (the "Board of Directors") deems it advisable and in the best interests of Chemical Banking Corporation (the "Corporation") to amend certain resolutions adopted by the Board of Directors on March 17, 1992 pertaining to the authority of the Preferred Stock Committee of the Board (the "March 17, 1992 Resolutions") to authorize the Preferred Stock Committee of the Board of Directors to approve the issuance and sale by the Corporation from time to time of Preferred Shares as defined in the March 17, 1992 Resolutions, in one or more series, having an additional aggregate liquidation preference over the Corporation's Common Stock, $1 par value, not in excess of $1,300,000,000 (an increase of $500,000,000 from the $800,000,000 authorized under the March 17, 1992 Resolutions), with such voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions, as are set forth in, or are determined in accordance with the March 17, 1992 Resolutions which shall in all other respects remain in full force and effect and are hereby ratified and affirmed."

                 3. The Board of Directors on March 17, 1992 adopted the following resolution fixing the voting rights of the Preferred Stock authorized by the preceding resolutions:

                          "RESOLVED that the Certificate of Designations for each series of the Preferred Shares shall provide that the shares of such series shall not have any voting powers either general or special, except that:

                          "(i)  Unless the vote or consent of the holders of a
                 greater number of shares shall then be required by law, the consent of the holders of at least 66-2/3% of all of the shares of any series at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of shares of such series shall vote together as a separate class, shall be necessary for authorizing, effecting or validating the amendment, alteration or repeal of any of the provisions of the Certificate of Incorporation or of any certificate amendatory thereof or supplemental thereto (including any Certificate of Designations or any similar document relating to any series of Preferred Stock) so as to affect adversely the preferences, rights, powers or privileges of such series;

                          "(ii)  Unless the vote or consent of the holders of a
                 greater number of shares shall then be required by law, the consent of the holders of at least 66-2/3% of all of the shares of any such series and all other series of Preferred Stock ranking on a parity with shares of such series, either as to dividends or upon liquidation, at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of shares of such series and such other series of Preferred Stock shall vote together as a single class without regard to series, shall be necessary for authorizing, effecting or validating the creation, authorization or issue of any shares of any class of stock of the Corporation ranking prior to the shares of such series as to dividends or upon liquidation, or the reclassification of any authorized stock of the Corporation into any such prior shares, or the creation, authorization or issue of any obligation or security convertible into or evidencing the right to purchase any such prior shares; and

                          "(iii)  If at the time of any annual meeting of the
                 Corporation's stockholders for the election of directors there is a default in preference dividends on the Preferred Stock, the number of directors constituting the Board of Directors of the Corporation shall be increased by two, and the holders of the Preferred Stock of all series (whether or not the holders of such series of Preferred Stock would be entitled to vote for the election of directors if such default in preference dividends did not exist), shall have the right at such meeting, voting together as a single class without regard to series, to the exclusion of the holders of Common Stock, to elect two directors of the Corporation to fill such newly created directorships. Such right shall continue until there are no dividends in arrears upon the Preferred Stock. Each director elected by the holders of shares of Preferred Stock (a "Preferred Director"), shall continue to serve as such director for the full term for which he shall have been elected, notwithstanding that prior to the end of such term a default in preference dividends shall cease to exist. Any Preferred Director may be removed by, and shall not be removed except by, the vote of the holders of record of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at a meeting of the Corporation's stockholders, or of the holders of shares of Preferred Stock, called for the purpose. So long as a default in any preference dividends on the Preferred Stock shall exist, (a) any vacancy in the office of a Preferred Director may be filled (except as provided in the following clause (b)) by an instrument in writing signed by the remaining Preferred Director and filed with the Corporation and (b) in the case of the removal of any Preferred Director, the vacancy may be filled by the vote of the holders of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at the same meeting at which such removal shall be voted. Each director appointed as aforesaid by the remaining Preferred Director shall be deemed, for all purposes hereof, to be a Preferred Director. Whenever the term of office of the Preferred Directors shall end and a default in preference dividends shall no longer exist, the number of directors constituting the Board of Directors of the Corporation shall be reduced by two. For the purposes hereof, a "default in preference dividends" on the Preferred Stock shall be deemed to have occurred whenever the amount of accrued dividends upon any series of the Preferred Stock shall be equivalent to six full quarter-yearly dividends or more, and, having so occurred, such default shall be deemed to exist thereafter until, but only until, all accrued dividends on all shares of Preferred Stock of each and every series then outstanding shall have been paid to the end of the last preceding dividend period."

                 4. The Preferred Stock Committee of the Board of Directors on May 17, 1993, pursuant to the authority conferred upon the Preferred Stock Committee of the Board of Directors by Section 141(c) of the General Corporation Law of the State of Delaware, by Section 3.03 of the By-Laws of the Corporation and by the resolutions of the Board of Directors set forth above, adopted the following resolution:

                 "RESOLVED that, pursuant to resolutions of the Board of Directors of Chemical Banking Corporation (the "Corporation") adopted on March 17, 1992 and September 15, 1992, the issue of up to 2,300,000 shares of 7-1/2% Cumulative Preferred Stock, $100 stated value per share ($1 par value), of the Corporation ranking on a parity with the series of Preferred Stock of the Corporation designated as the Corporation's "Adjustable Rate Cumulative Preferred Stock, Series C", the Corporation's "10-3/4% Cumulative Preferred Stock", the Corporation's "Adjustable Rate Cumulative Preferred Stock, Series F", the Corporation's "10.96% Preferred Stock", the Corporation's "10% Convertible Preferred Stock", the Corporation's "8-3/8% Preferred Stock", the Corporation's "7.92% Cumulative Preferred Stock" and the Corporation's "7.58% Cumulative Preferred Stock" is hereby authorized and the designation, preferences and privileges, relative, participating, optional and other special rights, and qualifications, limitations and restrictions of all 2,300,000 shares of this Series, in addition to those set forth in the Certificate of Incorporation of the Corporation and, with respect to voting rights, in the resolutions of the Board of Directors of the Corporation adopted on March 17, 1992 and September 15, 1992, are hereby fixed as follows:

                          "1.  Designation.  The designation of this series
                 shall be 7-1/2% Cumulative Preferred Stock (hereinafter referred to as the "Series") and the number of shares constituting this Series shall be 2,300,000. Shares of this Series shall have a stated value of $100. The number of authorized shares of this Series may be reduced by further resolution duly adopted by the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors and by the filing of a certificate pursuant to the provisions of the

                 General Corporation Law of the State of Delaware stating that such reduction has been so authorized, but the number of authorized shares of this Series shall not be increased.

                          "2.  Dividends.  (a)  Dividends shall be payable on
                 the shares of this Series: (i) for the period (the "Initial Dividend Period") from the date of original issue of shares of this Series to and including June 30, 1993, and (ii) for each quarterly dividend period thereafter (the Initial Dividend Period and each quarterly dividend period thereafter being hereinafter individually referred to as a "Dividend Period" and collectively referred to as "Dividend Periods"), which quarterly Dividend Periods shall commence on January 1, April 1, July 1 and October 1 in each year, commencing June 30, 1993, and shall end on and include the day next preceding the first day of the next Dividend Period, at a rate per annum of the stated value thereof equal to 7-1/2% (the "Dividend Rate"). Dividends shall be cumulative from such date of original issue and shall be payable, when and as declared by the Board of Directors or by the Preferred Stock Committee of the Board of Directors, on March 31, June 30, September 30 and December 31 of each year, commencing on June 30, 1993. Each such dividend shall be paid to the holders of record of shares of this Series as they appear on the stock register of the Corporation on such record date, not exceeding 45 days preceding the payment date thereof, as shall be fixed by the Board of Directors of the Corporation or by the Preferred Stock Committee of the Board of Directors. Dividends on account of arrears for any past Dividend Periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board of Directors of the Corporation or by the Preferred Stock Committee of the Board of Directors.

                          "(b)  Dividends payable on this Series for any period
                 greater or less than a full Dividend Period, including the Initial Dividend Period, shall be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed in the period. Dividends payable on this Series for each full Dividend Period shall be computed by annualizing the Dividend Rate and dividing by four.

                          "(c)  No full dividends shall be declared or paid or
                 set apart for payment on the Preferred Stock of any series ranking, as to dividends, on a parity with or junior to this Series for any Period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on this Series for all Dividend Periods terminating on or prior to the date of payment of such full cumulative dividends. When dividends are not paid in full, as aforesaid, upon the shares of this Series and any other series of Preferred Stock ranking on a parity as to dividends with this Series, all dividends declared upon shares of this Series and any other series of Preferred Stock ranking on a parity as to dividends with this Series shall be declared pro rata so that the amount of dividends declared per share on this Series and such other Preferred Stock shall in all cases bear to each other the same ratio that accrued and unpaid dividends per share on the shares of this Series and such other Preferred Stock bear to each other. Holders of shares of this Series shall not be entitled to any dividend, whether payable in cash, property or stock, in excess of full cumulative dividends, as herein provided, on this Series. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on this Series which may be in arrears.

                          "(d)  So long as any shares of this Series are
                 outstanding, no dividend (other than a dividend in Common Stock or in any other stock ranking junior to this Series as to dividends and upon liquidation and other than as provided in paragraph (c) of this Section 2) shall be declared or paid or set aside for payment or other distribution declared or made upon the Common Stock or upon any other stock ranking junior to or on a parity with this Series as to dividends or upon liquidation, nor shall any Common Stock or any other stock of the Corporation ranking junior to or on a parity with this Series as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to this Series as to dividends and upon liquidation) unless, in each case, the full cumulative dividends on all outstanding shares of this Series shall have been paid or declared and set aside for payment for all past Dividend Periods.

                          "3.  Redemption.  (a)  The shares of this Series are
                 not redeemable prior to June 1, 1998. The Corporation, at its option, may redeem shares of this Series, as a whole or in part, at any time or from time to time, on or after June 1, 1998, at a redemption price of $100 per share plus accrued and unpaid dividends thereon to the date fixed for redemption.

                          "(b)  In the event that fewer than all the
                 outstanding shares of this Series are to be redeemed, the number of shares to be redeemed shall be determined by the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors and the shares to be redeemed shall be determined by lot or pro rata as may be determined by the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors or by any other method as may be determined by the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors in its sole discretion to be equitable, provided that such method satisfies any applicable requirements of any securities exchange on which this Series is listed.

                          "(c)  In the event the Corporation shall redeem
                 shares of this Series, notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 30 or more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the stock register of the Corporation. Each such notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that dividends on the shares to be redeemed will cease to accrue on the redemption date.

                          "(d)  Notice having been mailed as aforesaid, from
                 and after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price) dividends on the shares of this Series so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. In case fewer than all the shares represented by any such certificate are





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




                 redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

                          "(e)  Any shares of this Series which shall at any
                 time have been redeemed shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors.

                          "(f)  Notwithstanding the foregoing provisions of
                 this Section 3, if any dividends on this Series are in arrears, no shares of this Series shall be redeemed unless all outstanding shares of this Series are simultaneously redeemed, and the Corporation shall not purchase or otherwise acquire any shares of this Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of this Series pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of this Series.

                          "4.  Conversion.  The holders of shares of this
                 Series shall not have any rights to convert such shares into shares of any other class or series of capital stock of the Corporation.

                          "5.  Liquidation Rights.  (a)  Upon the voluntary or
                 involuntary dissolution, liquidation or winding up of the Corporation, the holders of the shares of this Series shall be entitled to receive and to be paid out of the assets of the Corporation available for distribution to its stockholders, before any payment or distribution shall be made on the Common Stock or on any other class of stock ranking junior to this Series upon liquidation, the amount of $100 per share, plus accrued and unpaid dividends thereon.

                          "(b)  After the payment to the holders of the shares
                 of this Series of the full preferential amounts provided for in this Section 5, the holders of this Series as such shall have no right or claim to any of the remaining assets of the Corporation.

                          "(c)  If, upon any voluntary or involuntary
                 dissolution, liquidation, or winding up of the Corporation, the amounts payable with respect to the stated value of the shares of this Series and any other shares of stock of the Corporation ranking as to any such distribution on a parity with the shares of this Series are not paid in full, the holders of the shares of this Series and of such other shares will share ratably in any such distribution of assets of the Corporation in proportion to the full respective stated values to which they are entitled.

                          "(d)  Neither the sale of all or substantially all
                 the property or business of the Corporation, nor the merger or consolidation of the Corporation into or with any other corporation or the merger or consolidation of any other corporation into or with the Corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Section 5.

                          "(e)  Upon the dissolution, liquidation or winding up
                 of the Corporation, the holders of shares of this Series then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders all amounts to which such holders are entitled pursuant to paragraph (a) of this Section 5 before any payment shall be made to the holder of any class of capital stock of the Corporation ranking junior to this Series upon liquidation.

                          "6.  Ranking.  For purposes of this resolution, any
                 stock of any class or classes of the Corporation shall be deemed to rank:

                          "(a)  prior to the shares of this Series, either as
                 to dividends or upon liquidation, if the holders of such class or classes shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of this Series;

                          "(b)  on a parity with shares of this Series, either
                 as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share or sinking fund provisions, if any, be different from those of this Series, if the holders of such stock shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, without preference or priority, one over the other, as between the holders of such stock and the holders of shares of this Series; and

                          "(c)  junior to shares of this Series, either as to
                 dividends or upon liquidation, if such class shall be Common Stock or if the holders of shares of this Series shall be entitled to receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of such class or classes.

                          "7.  Voting Rights.  The shares of this Series shall
                 have the voting rights set forth in the resolutions of the Board of Directors of the Corporation adopted on March 17, 1992."